UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.   )
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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

BALL CORPORATION

(Name of Registrant as Specified In Its Charter)

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

2024 HIGHLIGHTS
We are pleased to present our 2024 achievements and initiatives.

LETTER TO SHAREHOLDERS
March 20, 2025
As I reflect on the past year, I am very proud of the achievements of our 16,000 employees and the way we have shown up and delivered. 2024 was a transformative year for Ball with the successful sale of our aerospace business, we are now a focused aluminum packaging company. We delivered notable accomplishments, including deploying the proceeds of the aerospace business to delever our net debt to EBITDA ratio to 2.5x and execute on a significant share repurchase program, returning nearly $2 billion to shareholders in 2024 through share buy backs and dividends. We have derisked our balance sheet, enabling us to invest in optimizing our global plant network to improve our cost to serve our customers. As the largest aluminum beverage packaging manufacturer in the world, we take our leadership role seriously, and we have both the scale and expertise to help simplify sustainability for our customers to enable us to win together and accelerate the expansion of aluminum packaging into our markets.
Over the course of the year, we established an enterprise-wide strategy and new operating framework, the Ball Business System, which is aimed at creating process efficiency and improving our cost structure to better serve our customers. We believe our scale; differentiated product portfolio; the growth trajectory of and deep relationships with our customers; and our team’s commitment to executing and innovating positions us for long-term growth and is the driving force for our continuous improvement journey across every aspect of our company. Ball is a stronger, better business today, and the strategic moves we’ve made to strengthen our leading position will help accelerate our earnings trajectory.
We also made the decision to transition our Cups business into a new structure. We continue to believe this business has a bright future, and we want to provide it with the best path for success by targeting different sales channels to expand its market profile. This transition will also free up capital for projects that will yield more immediate returns for shareholders.
We remain committed to advancing sustainability and have launched several initiatives aimed at reducing our carbon footprint and increasing our use of recycled aluminum. Our expansive manufacturing network of more than 60 facilities, along with industry-leading sourcing and production processes, position us to deliver innovative, low-carbon, circular aluminum packaging solutions that help our customers meet their goals. Additionally, through our broad product portfolio, we offer a variety of solutions that fit customers’ and consumers’ evolving needs.
Our 2024 Combined Annual and Sustainability Report highlights the measurable progress we’ve made towards achieving our 2030 goals through expanding our lightweight aluminum packaging portfolio; working across the globe to increase recycling rates; improving the efficiency of our operations and collaborating with value chain partners to drive and improve responsible sourcing standards. Notably in 2023, we published a comprehensive Climate Transition Plan — our pathway for transforming our organization into a fully circular and decarbonized business, delivering unmatched value to shareholders, customers and all other stakeholders, while allowing us to better serve our planet and achieve net zero carbon emissions between 2040 and 2050. We have updated this plan and are releasing it alongside the 2024 Combined Annual and Sustainability Report.
In 2024, we delivered strong year over year comparable diluted EPS growth of 9.3% through increased earnings, plant optimization efforts, lower interest expense and share repurchases. We are focused on executing against our commitments and appropriately managing our capital to advance operational efficiencies so we can continuously improve our delivery of at-scale manufacturing and cost competitiveness.
On behalf of the Board and our Ball team members, we thank you for investing in us and for continuing to entrust us to lead the company through this exciting chapter in our history.

Daniel W. Fisher Chairman and CEO	Stuart A. Taylor II Lead Independent Director

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

WHEN	WHERE	RECORD DATE
Wednesday April 30, 2025 8:00 A.M., Mountain Daylight Time	Virtually via Webcast www.virtualshareholdermeeting.com/BALL2025 In-Person at 9200 W. 108th Circle, Westminster, CO 80021	You can vote if you are a shareholder of record on February 20, 2025
The Annual Meeting of Shareholders of Ball Corporation will be held for the following purposes:
ITEMS OF BUSINESS

	Item	Management Proposals	► See page
1	Election of ten director nominees to serve for a one-year term expiring at the annual meeting in 2026: ■ John A. Bryant ■ Michael J. Cave ■ Aaron M. Erter ■ Daniel W. Fisher ■ Dune E. Ives ■ Cynthia A. Niekamp ■ Todd A. Penegor ■ Cathy D. Ross ■ Betty J. Sapp ■ Stuart A. Taylor, II	FOR each nominee	69
2	Ratification of appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the company for 2025	FOR	70
3	Approve, by non-binding advisory vote, the compensation of the named executive officers (“NEOs”) as disclosed in the following Proxy Statement	FOR	71
4	Approve, an amendment to the Corporation’s Articles of Incorporation to remove the default Board size provision	FOR	72
	To consider any other business as may properly come before the meeting, although it is anticipated that no business will be conducted other than the matters listed above
Shareholders of record at the close of business on February 20, 2025, are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof. The following Proxy Statement contains important information about the meeting and the matters being voted upon.
This year’s Annual Meeting will be held in a hybrid format through a live webcast and in-person at our headquarters office. Please see the Voting and Meeting Information section for details on how to attend.
Your vote is important. Please read the accompanying proxy materials carefully. To ensure your shares are represented at the Annual Meeting, we urge you to vote your shares by completing and returning the proxy card as promptly as possible. You also may vote by telephone or over the Internet, or if you request a paper copy of the materials, by mail. Please see the voting instructions on page 2 for more details. You may revoke your proxy at any time before the final vote at the Annual Meeting. All properly completed proxies (whether by mail, telephone or Internet) will be voted at the meeting in accordance with the directions given in the proxy, unless the proxy is revoked before voting concludes.
The Notice of Annual Meeting, Proxy Statement and proxy card were first furnished and made available to shareholders on or about March 20, 2025.
By Order of the Board of Directors,
Hannah Lim-Johnson
Corporate Secretary
March 20, 2025
Westminster, Colorado

PLEASE NOTE:
The 2025 Annual Meeting of Shareholders will be held to tabulate the votes cast and to report the results of voting on the items described above. No management presentations or other business matters are planned for the meeting.

PROXY STATEMENT

1	PROXY STATEMENT SUMMARY
9	BOARD AND CORPORATE GOVERNANCE
9	Our Board of Directors
9	Board Composition
10	Director Nominees
15	Board Leadership Structure
15	Director Independence
15	Balanced Board Composition
18	Risk Oversight
18	Board and Committee Self-Evaluations
18	Director Training
18	Board Meetings
19	Contacting our Board
20	Board and Committee Membership
20	Board Committees
23	Corporate Governance Guidelines
23	Policies on Business Ethics and Conduct
24	Director Compensation
24	Director Compensation Table
26	Non-Employee Director Stock Ownership Guidelines
26	Transactions with Related Persons, Promoters and Certain Control Persons
27	EXECUTIVE COMPENSATION
27	Executive Compensation Discussion and Analysis
28	Executive Summary
32	Role of the Human Resources Committee and Executive Compensation Consultant
32	Market Reference Points and Peer Groups
33	Process for Determining Executive Compensation
34	Specifics Related to 2024 Executive Compensation
39	Other Equity Awards
41	Other Executive Compensation Policies and Guidelines
42	Changes to Executive Compensation for 2025
44	Report of the Human Resources Committee of the Board of Directors
45	Compensation Tables and Narrative
65	STOCK OWNERSHIP INFORMATION
65	Beneficial Ownership
65	Delinquent Section 16(a) Reports
66	Voting Securities and Principal Shareholders
67	AUDIT MATTERS
67	Fees Paid to the Independent Registered Public Accounting Firm
68	Report of the Audit Committee
69	PROPOSALS TO BE VOTED ON AT THE ANNUAL MEETING
69	Item 1 —Election of Directors
70	Item 2 —Ratification of the Appointment of Independent Auditor
71	Item 3 —Advisory (Non-Binding) Vote to Approve Executive Compensation
72	Item 4 — Approval of an Amendment to the Articles of Incorporation
73	VOTING AND MEETING INFORMATION
73	Annual Meeting
73	Questions and Answers About the Annual Meeting and Voting
74	Shareholder Proposals for 2026 Annual Meeting
74	Householding
75	Solicitation and Other Matters

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PROXY STATEMENT SUMMARY
The following summary highlights certain key disclosures in this Proxy Statement. This is only a summary, and it may not contain all the information that is important to you. For more complete information, please review the entire Proxy Statement as well as our 2024 Annual Report on Form 10-K.
BALL CORPORATION 2025 ANNUAL MEETING OF SHAREHOLDERS

WHEN	WHERE	RECORD DATE
Wednesday April 30, 2025 8:00 A.M., Mountain Daylight Time	Virtually via Webcast www.virtualshareholdermeeting.com/BALL2025 In-Person at 9200 W. 108th Circle, Westminster, CO 80021	You can vote if you are a shareholder of record on February 20, 2025
PROPOSALS TO BE VOTED ON AT THE ANNUAL MEETING

	Item	Management Proposals	► See page
1	Election of ten director nominees to serve for a one-year term expiring at the annual meeting in 2026: ■ John A. Bryant ■ Michael J. Cave ■ Aaron M. Erter ■ Daniel W. Fisher ■ Dune E. Ives ■ Cynthia A. Niekamp ■ Todd A. Penegor ■ Cathy D. Ross ■ Betty J. Sapp ■ Stuart A. Taylor, II	FOR each nominee	69
2	Ratification of appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the company for 2025	FOR	70
3	Approve, by non-binding advisory vote, the compensation of the named executive officers (“NEOs”) as disclosed in the following Proxy Statement	FOR	71
4	Approve, an amendment to the Corporation’s Articles of Incorporation to remove the default Board size provision	FOR	72
	To consider any other business as may properly come before the meeting, although it is anticipated that no business will be conducted other than the matters listed above
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL SHAREHOLDER MEETING The Proxy Statement, Form 10-K and Annual Report are available at http://materials.proxyvote.com.
BALL CORPORATION 2025 PROXY STATEMENT | 1

PROXY STATEMENT SUMMARY

HOW TO VOTE
Shareholders of record as of February 20, 2025, desiring to submit a proxy by telephone or via the Internet will be required to enter the unique voter control number imprinted on the proxy card. You should have the proxy card available for reference when initiating this process.

The deadline(1) to vote is 11:59 p.m. EDT on April 29, 2025, unless you attend the Annual Meeting	Registered holders (shares are registered in your own name)	Beneficial owners (shares are held “in street name” in a stock brokerage account or by a bank, nominee or other holder of record)
BY MOBILE DEVICE	Scan the QR code
BY INTERNET	Vote your shares online 24/7 at www.proxyvote.com
BY TELEPHONE	Call toll-free 24/7: 1-800-690-6903
BY MAIL	If you requested printed copies of the proxy materials, please complete, date, sign and return your proxy card in the postage-paid envelope	Complete, date, sign and return your voting information form in the postage-paid envelope
ATTEND ANNUAL MEETING	■ Attend the Annual Meeting and vote by ballot	■ Attend the Annual Meeting and vote by ballot ■ You will need to coordinate with the registered holder of your shares
Voluntary E-delivery of Proxy Materials Help the environment by consenting to receive electronic delivery. Sign up at www.proxyvote.com.

(1)
Shares held in a brokerage account or by a bank, nominee or other holder of record may need to be voted by earlier deadlines set by your service provider.

2 | WWW.BALL.COM/INVESTORS

PROXY STATEMENT SUMMARY

COMPANY SUSTAINABILITY

OUR COMMITMENT TO CORPORATE SOCIAL RESPONSIBLITY AND ENVIRONMENTAL SUSTAINABILITY
Our customers look to us as a trusted partner to help them meet their business goals and reporting requirements in a complex and changing regulatory environment. We start by setting rigorous standards for ourselves in everything we do and by ensuring we meet the expectations of our investors to uphold responsible business standards, including risk mitigation and regulatory preparedness.
We work to ensure the consistent adoption of these standards across Ball’s global business. We focus our sustainability efforts on product stewardship and social impact, as defined in our 2030 goals at www.ball.com/sustainability/goals. Product stewardship includes real circularity, climate leadership, material health, resource efficiency and responsible sourcing. Social impact includes the health, safety and wellbeing of our employees, as well as belonging, inclusion and diversity, talent development, employee experience and community engagement. In our manufacturing operations around the world, we work to continuously improve operational excellence by improving our energy and water efficiency, while also reducing air emissions and promoting recycling.
Reporting Standards
Ball’s Sustainability disclosure is included within its annual Combined Report. Our sustainability reporting is currently prepared in accordance with the voluntary standards issued by the Global Reporting Initiative (GRI). This includes third party verified key sustainability indicators; progress towards 2030 Sustainability Goals; and our processes to identify, assess and manage sustainability-related risks and opportunities. Ball is now preparing to comply with the evolving landscape of mandatory sustainability disclosure rules.
The Benefits of Ball’s Aluminum Products
At Ball, we have an expansive portfolio of infinitely recyclable aluminum cans, bottles and cups, which serve a variety of needs from single use and recycle, to refill and reuse. Supported by the high economic value of aluminum scrap, cans have the highest recycling rates of any beverage packaging substrate globally and come with the highest average recycled content. Aluminum is also well suited to comply with upcoming sustainability compliance requirements for packaging in several parts of the world, which often come with fees for substrates with less favorable circularity credentials.
Ball is innovating and collaborating across the value chain, to establish and support initiatives to decarbonize the manufacturing of aluminum packaging and the entire aluminum sector, and to increase global recycling rates. These efforts include programs to ensure a reliable supply of low carbon aluminum and renewable electricity for our operations, as well as advocating for effective systems, and educating consumers about aluminum’s sustainability benefits. As described on www.ball.com/sustainability, our Real Circularity Vision is for aluminum to be truly and infinitely recycled in a closed loop with minimum losses.
In addition, Ball is committed to 1.5 degree aligned science-based targets and achieving net zero carbon emissions prior to 2050. As outlined in our Climate Transition Plan on www.ball.com/climate-leadership, Ball is collaborating internally and externally to address all decarbonization levers.
From our Aluminum Stewardship Initiative (ASI) certified plants, to Cradle to Cradle Material Health certified coatings, Ball is working to ensure excellent sustainability credentials for our customers.
Focus on Belonging, Inclusion and Diversity
Ball’s long-term success depends not only on our products and our operations, but also on an engaged and sustainable workforce. We continue to invest in recruitment, retention, and talent development to ensure we have the right people with the right skills in the right roles with a strong focus on belonging, inclusion and diversity. We have implemented a rigorous hiring and development process, and our leadership framework sets out clear behaviors that we expect from our managers. Our engagement approach seeks to ensure that everyone at Ball is motivated to perform their best work every day.
Commitment to Community
A healthy and sustainable business also depends on thriving communities. Ball’s commitment to the communities where we live and operate is an integral part of our culture and we continue to support organizations, programs and civic initiatives that advance sustainable livelihoods and foster awareness of the importance of recycling. Through our extensive community engagement, via The Ball Foundation, corporate giving, employee giving and volunteerism, we enrich our local communities beyond providing jobs, benefits and paying local taxes. Each year Ball and its employees donate, volunteer, and support non-profit organizations centered on building sustainable communities through recycling, education, and disaster preparedness and relief initiatives.

BALL CORPORATION 2025 PROXY STATEMENT | 3

PROXY STATEMENT SUMMARY

OVERVIEW OF DIRECTOR NOMINEES

Director and Principal Occupation	Age	Director Since	Independent	Audit	Finance	Human Resources	Nominating / Corporate Governance	Other Current Public Company Boards
John A. Bryant Former Chief Executive Officer, Kellogg Company	59	2018	Yes					■ Compass PLC ■ Coca-Cola European Partners PLC ■ Flutter PLC
Michael J. Cave Former Senior VP, The Boeing Company; Former President, Boeing Capital Corp.	64	2014	Yes					■ None
Aaron M. Erter Chief Executive Officer, James Hardie Industries	51	2024	Yes					■ James Hardie Industries PLC
Daniel W. Fisher Chairman and Chief Executive Officer, Ball Corporation	52	2021	No					■ Cummins Inc.
Dune E. Ives Former Chief Executive Officer Movements That Matter, LLC	53	2021	Yes					■ None
Cynthia A. Niekamp Former Senior VP, Automotive Coatings, PPG Industries, Inc.	65	2016	Yes					■ PACCAR, Inc.
Todd A. Penegor Chief Executive Officer, Papa Johns	59	2019	Yes					■ Papa Johns International ■ Dutch Bros
Cathy D. Ross Former Chief Financial Officer and Executive VP, FedEx Express	67	2017	Yes					■ Steelcase, Inc.
Betty J. Sapp Former Director, U.S. National Reconnaissance Office	69	2019	Yes					■ None
Stuart A. Taylor II Chief Executive Officer, The Taylor Group LLC	64	1999	Yes					■ Atmus Filtrations ■ Technologies Inc. ■ Hillenbrand, Inc. ■ Wabash National
Number of Meetings in 2024	Board: 6	5	4	6	4	Total: 25
 Committee Chair      Committee Member      Lead Independent Director       Audit Committee Financial Expert
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PROXY STATEMENT SUMMARY

BOARD COMPOSITION AND ATTRIBUTES
Our Board represents a diverse and balanced mix of viewpoints, backgrounds, experience, skill sets and personal traits. Additional information about each director is provided in the biographies beginning on page 10.

Director Skills, Experiences and Attributes	# of Directors
Corporate Governance	9
Executive Leadership	10
Finance and Accounting	9
Global Business	8
Operations and Business Strategy	9
Public company board experience	9
Relevant industry experience	8
Public Policy/Trade	3
Corporate Responsibility/Sustainability	7
BALL CORPORATION 2025 PROXY STATEMENT | 5

PROXY STATEMENT SUMMARY

CORPORATE GOVERNANCE HIGHLIGHTS

Board Independence

■ 9 of 10 directors are independent
■ Each of the four Board Committees is composed exclusively of independent directors
■ Lead Independent Director has a significant defined role
Board Diversity

■ 4 of 10 directors are women
■ 3 of 10 directors are ethnically diverse
■ Balanced director tenure
■ Board composition represents diversity in gender, ethnicity, age, skill and experience
■ Director Retirement Policy mandates retirement age
■ Periodic Board refreshment including 3 new directors in the past 5 years
Other Governance Best Practices

■ All corporate governance documents are available on our website www.ball.com/investors under “Corporate Governance”
■ Active Board and Management succession planning
■ Robust and regularly reviewed Business Ethics Code of Conduct and Executive Officers and Directors Business Ethics Statement
■ Rigorous compensation governance practices
■ Comprehensive Enterprise Risk Management process
■ Annual Board and Committee evaluations
■ Periodic one-on-one meetings between the CEO and each individual director
■ Engagement of outside compensation consultant
■ Regular executive sessions with nonmanagement and independent directors
■ Orientation training for all new directors and ongoing continuous education programs
■ Board oversight of corporate social responsibility, ESG, sustainability, cybersecurity and diversity and inclusion initiatives
■ Stock ownership guidelines for directors and executive officers
■ Each Board Committee reviews its charter annually
■ Frequent and regular shareholder engagement and outreach

6 | WWW.BALL.COM/INVESTORS

PROXY STATEMENT SUMMARY

OUR 2024 FINANCIAL HIGHLIGHTS

In 2024, our company delivered strong full-year comparable operating earnings, robust adjusted free cash flow, and significant earnings per share (EPS) growth, leveraging our new operating model and the foundational work of prior years to optimize our footprint and cost structure. Our full-year results were driven by enhanced operational performance, strategic cost-reduction initiatives, volume growth in EMEA and South America, a significant reduction in leverage, and a substantial return of capital to shareholders through share repurchases and dividends.
Maximizing shareholder value remained a top priority, and we executed one of the most significant share repurchase programs in our history, underscoring our confidence in the business and commitment to disciplined capital allocation. To drive long-term value and EVA® dollar generation, we maintained a relentless focus on supply and demand balance, cost efficiency, portfolio optimization, and capital return.
Despite volatile global markets, our team executed at a high level, adapting swiftly to changing conditions, effectively managing costs, advancing our 2030 sustainability goals, and delivering strong EPS growth.
EXECUTIVE COMPENSATION HIGHLIGHTS

Compensation Policies and Practices
We adhere to sound practices and policies that advance the continuous improvement and accountability of our executive compensation program:
■
our Human Resources Committee (the “HR Committee”), composed entirely of independent directors, meets regularly with executives and senior management;

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an independent compensation consultant reports directly to the HR Committee;

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total compensation is reviewed via tally sheets;

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we externally benchmark compensation levels and incentive design practices;

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dividend equivalents for stock awards that accrue during the vesting and/or performance periods are paid only if vesting terms and/or performance measures are achieved;

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perquisites are nominal and are not grossed-up for taxes;

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the HR Committee continually assesses the relationship between risk and our compensation programs;

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we have anti-hedging and anti-pledging policies for our executives and directors;

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Cash incentive and stock compensation (including service-based and performance-based) to any executive officer (current or former) or executive at the level of vice president or above is subject to a robust recoupment (“clawback”) policy, including a shareholder-approved clawback provision;

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our change-in-control agreements have multiples that do not exceed two times pay and require a termination of employment following a change in control (“double trigger”) before severance benefits are due; and

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excise tax gross-ups were eliminated in change-in- control agreements entered into after January 1, 2010 and do not apply to any currently employed executive officer.

BALL CORPORATION 2025 PROXY STATEMENT | 7

PROXY STATEMENT SUMMARY

2024 Target Total Compensation Mix
Consistent with our pay-for-performance and management-as-owners philosophy, the majority of the target total compensation for our named executive officers is variable and at-risk based strictly on performance. The emphasis on longer term compensation, through performance-based long-term cash and stock awards, ensures a strong continued alignment between our executives and shareholder interests.
2024 CEO TARGET COMPENSATION MIX
2024 AVERAGE OTHER NEO TARGET COMPENSATION

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BOARD AND CORPORATE GOVERNANCE
OUR BOARD OF DIRECTORS

At Ball Corporation, we believe key qualities of a board member include vision, leadership, stewardship, knowledge, diligence, collegiality and discretion. Our directors have demonstrated their deep interest in and understanding of Ball’s mission, the ability to see the big picture, the courage to set direction to achieve our goals, and the integrity to serve the interests and pursue the objectives of the organization, as well as the interests of our shareholders and our other stakeholders.
Experience
The Board is composed of members with diverse qualifications and experience that support the company’s business strategy and future business needs.
Director Skills, Experiences and Attributes	John A. Bryant	Michael J. Cave	Aaron M. Erter	Daniel W. Fisher	Dune E. Ives	Cynthia A. Niekamp	Todd A. Penegor	Cathy D. Ross	Betty J. Sapp	Stuart A. Taylor II	# of 10 Directors
Corporate Governance	■	■	■	■	■	■	■	■		■	9
Executive Leadership	■	■	■	■	■	■	■	■	■	■	10
Finance and Accounting	■	■	■	■		■	■	■	■	■	9
Global Business	■	■	■	■	■	■	■	■			8
Operations and Business Strategy	■	■	■	■	■	■	■	■		■	9
Public company board experience	■	■	■	■		■	■	■	■	■	9
Relevant industry experience	■	■	■	■	■	■	■		■		8
Public Policy/Trade		■			■	■					3
Corporate Responsibility / Sustainability	■		■	■	■	■	■			■	7
BALL CORPORATION 2025 PROXY STATEMENT | 9

BOARD AND CORPORATE GOVERNANCE

DIRECTOR NOMINEES
JOHN A. BRYANT	MICHAEL J. CAVE

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Independent Director since 2018

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Age 59

COMMITTEES
■Audit
■
Nominating/Corporate Governance

CAREER HIGHLIGHTS
Mr. Bryant was an executive at Kellogg Company for 20 years and was its Chief Executive Officer from January 2011 to September 2017.
SPECIFIC QUALIFICATIONS, ATTRIBUTES, SKILLS AND EXPERIENCE
Mr. Bryant joined Kellogg Company in 1998 and held a variety of roles including Chief Financial Officer; President, North America; President, International; and Chief Operating Officer before becoming Chief Executive Officer in January 2011. He retired as Chairman of the Board in March 2018 and Chief Executive Officer in September 2017. In addition to his role on Ball’s Board, Bryant serves as Chairman of the Board of Flutter PLC and is a Board member of Compass PLC and Coca-Cola European Partners PLC. He has also served as a trustee of the W.K. Kellogg Foundation Trust, and on the Boards of Directors of Catalyst and The Consumer Goods Forum and Macy’s Inc. Mr. Bryant has extensive knowledge and expertise in accounting and financial matters, branded consumer products and consumer dynamics, crisis management, international markets, people management, manufacturing and strategy, and strategic planning. Mr. Bryant currently serves on the audit committees of two other public companies, and our Board of Directors has determined that, given his extensive financial experience, such simultaneous service will not impair his ability to effectively serve on Ball’s audit committee. Mr. Bryant’s extensive experience as a senior executive at a leading U.S. based public company, including as its Chief Executive Officer for seven years, make him well qualified to serve as a director.

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Independent Director since 2014

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Age 64

COMMITTEES
■Audit
■Finance
CAREER HIGHLIGHTS
Mr. Cave was Senior Vice President, The Boeing Company, and President of Boeing Capital Corp. from 2010 to 2014, and served for many years in senior management positions at Boeing. In the past five years, he has also served on the boards of Esterline Technologies, Bellevue, Washington, Aircastle Limited, Stamford, Connecticut, and Harley-Davidson, Inc., Milwaukee.
SPECIFIC QUALIFICATIONS, ATTRIBUTES, SKILLS AND EXPERIENCE
Mr. Cave served for 31 years in various managerial capacities for The Boeing Company. Most recently, Mr. Cave served as Senior Vice President and President of Boeing Capital Corp., a subsidiary of The Boeing Company, from 2010 to 2014. Prior to that, he served as Senior Vice President of Business Development and Strategy at The Boeing Company, as well as Vice President of Business Strategy & Marketing of Boeing Commercial Airplanes from 2006 until late 2009. Mr. Cave also served as Vice President & General Manager of Boeing’s Airplane Programs division and focused on the strategy, product development and business results associated with those products. From 2003 to 2006, Mr. Cave served as the Chief Financial Officer of Boeing’s Commercial Airplanes division and held various other senior positions prior to 2003. In addition to his accounting and financial expertise, Mr. Cave has broad experience in marketing and information systems. In 2004, Mr. Cave was honored with the Award for Executive Excellence by the Hispanic Engineer National Achievement Awards Corporation. His extensive board and management experience and qualifications make him well qualified to serve as a director.

OTHER CURRENT PUBLIC COMPANY BOARDS ■ Compass PLC ■ Coca-Cola European Partners PLC ■ Flutter PLC	OTHER CURRENT PUBLIC COMPANY BOARDS ■ None
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BOARD AND CORPORATE GOVERNANCE

AARON M. ERTER	DANIEL W. FISHER

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Director since 2024

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Age 51

COMMITTEES
■
Human Resources

■
Nominating/Corporate Governance

CAREER HIGHLIGHTS
Mr. Erter has held the position of Chief Executive Officer (CEO) of James Hardie since September 2022. A highly experienced executive, Mr. Erter possesses deep expertise in global, multi-billion dollar organizations in the consumer and industrial sectors. Specifically, he has built and managed high-performing teams, is proficient in profit and loss management, strategy development, product development, marketing, sales leadership and M&A. Before coming to James Hardie, Mr. Erter served as CEO of PLZ Corp, a leader of specialty liquid and aerosol manufacturing. Mr. Erter’s other career experiences include Sherwin-Williams, where he served as global president for Sherwin’s Consumer and Industrial businesses, Valspar, where he was senior vice president and general manager of the company’s Consumer business and 15 years at Stanley Black & Decker where he held numerous leadership roles in sales and marketing for both the Black & Decker and DEWALT Brands. Mr. Erter serves on the Board of Directors for Chicagoland Habitat for Humanity and on the Advisory Board for the Pro Football Hall of Fame.
SPECIFIC QUALIFICATIONS, ATTRIBUTES, SKILLS AND EXPERIENCE
Mr. Erter holds a Bachelor of Economics from The Wharton School at The University of Pennsylvania and an MBA at The University of Notre Dame — Mendoza College of Business. Mr. Erter’s leadership roles, financial expertise and business experience make him well qualified to serve as a director.

■
Director since 2021

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Age 52

COMMITTEES
■
None

CAREER HIGHLIGHTS
Mr. Fisher has been Chairman, Ball Corporation since April 2023; Chief Executive Officer, Ball Corporation since April 2022; President, Ball Corporation 2020 to 2021; Senior Vice President, Ball Corporation and Chief Operating Officer, Global Beverage Packaging 2016 to 2020; President, Beverage Packaging North and Central America 2014 to 2016; Senior Vice President, Finance and Planning, North America Metal Beverage 2013 to 2014; Vice President, Finance, North America Metal Beverage Packaging Division Americas 2010 to 2013.
Prior to joining Ball Corporation in 2010, Mr. Fisher held various leadership roles at Bradken Corporation, Danaher Corporation and Emerson Electric. At Bradken Corporation, Mr. Fisher was the Finance lead for the North American division of the Australian publicly traded foundry business. In that role, he managed the procurement, IT, Finance, Accounting and Treasury functions for a $400 million operating unit. At Ball, Mr. Fisher initially led the finance team for the North American beverage business. He then served as Senior Vice President, Finance and Planning, North America Metal Beverage and then as President, North America, Beverage Packaging before becoming Senior Vice President and Chief Operating Officer of our global beverage packaging division. On January 26, 2022, the Board elected Mr. Fisher as Chief Executive Officer effective April 27, 2022, and in March 2023 the Board elected Mr. Fisher as Chairman, effective April 26, 2023.
SPECIFIC QUALIFICATIONS, ATTRIBUTES, SKILLS AND EXPERIENCE
Mr. Fisher holds a master’s degree in business administration from the University of Colorado, Denver and a bachelor’s degree from Washington University. Mr. Fisher’s leadership roles, financial expertise and business experience make him well qualified to serve as a director.

OTHER CURRENT PUBLIC COMPANY BOARDS ■ James Hardie Industries PLC	OTHER CURRENT PUBLIC COMPANY BOARDS ■ Cummins Inc.
BALL CORPORATION 2025 PROXY STATEMENT | 11

BOARD AND CORPORATE GOVERNANCE

DUNE E. IVES	CYNTHIA A. NIEKAMP

■
Independent Director since 2021

■
Age 53

COMMITTEES
■
Finance

■
Nominating/Corporate Governance

CAREER HIGHLIGHTS
Dr. Ives is the founder and Chief Executive Officer of Movements That Matter, LLC, a strategic advisory services firm, since November 2022. Ms. Ives was previously the founding Chief Executive Officer of global changemaker Lonely Whale, from 2016 to 2022, where she developed award-winning, viral impact marketing campaigns that influenced domestic and international plastic waste policy change, sparked corporate action amongst industry leaders such as Dell Technologies, IKEA, TOM FORD, Google, HP, Inc., and Miller Knoll, and earned the coveted UNSDG Impact Award. Prior to joining Lonely Whale, Ms. Ives served on the executive team for Vulcan, Inc. where she embedded Paul G. Allen’s World Changing Initiatives across his entire holding company and personal portfolio, designed and led Paul G. Allen’s Vulcan Philanthropy addressing climate change, species protection, and ocean health, led Mr. Allen’s $100 million commitment to stop the spread of the Ebola Virus, and designed and oversaw passage of the most successful voter initiative in Washington State history catalyzing policy change across the US and at the Federal level. Ms. Ives is founder of the sustainability and corporate responsibility consulting firm, Milepost Consulting, where she led impact initiatives across multiple sectors including electric and gas utilities, sports and entertainment, production agriculture, municipalities, and corporate office real estate and development. Ms. Ives is co-founder of the Green Sports Alliance and served as adjunct professor for Presidio Graduate School where she developed and taught the first-ever course on climate change business strategies.
SPECIFIC QUALIFICATIONS, ATTRIBUTES, SKILLS AND EXPERIENCE
Ms. Ives holds her Ph.D. in Psychology and the NACD.DC designation. She is a member of the NACD Board Leaders Exchange, focusing on risk and also a member of the NASDAQ Center for Board Excellence. Her three decades of experience leading domestic and international impact marketing and policy change initiatives along with her expertise in sustainability and corporate responsibility make her well qualified to serve as a director.

■
Independent Director since 2016

■
Age 65

COMMITTEES
■
Finance

■
Human Resources

CAREER HIGHLIGHTS
Ms. Niekamp is a former senior executive of PPG Industries, Inc., having served from 2009 to 2016 as Senior Vice President of Automotive Coatings. Prior to that, she was President and General Manager of TorqTransfer Systems at BorgWarner Inc.; Senior Vice President and Chief Financial Officer at MeadWestvaco Corporation (now WestRock Company); and held various leadership roles at TRW, Inc. and General Motors Corporation.
SPECIFIC QUALIFICATIONS, ATTRIBUTES, SKILLS AND EXPERIENCE
Ms. Niekamp joined PPG in 2009 as vice president of automotive coatings and was promoted to senior vice president in 2010. She had responsibility for a multi-billion revenue business with operations across 15 countries and more than 6,000 employees. She also served as a member of the PPG operating committee until her retirement in 2016. While at PPG, Ms. Niekamp implemented a strategy to improve the financial performance of the business unit and to double its revenues. She also led growth into emerging countries, diversified the customer base and pursued strategic acquisitions. Previously, Ms. Niekamp served as president and general manager of BorgWarner’s TorqTransfer Systems division, a supplier of four-wheel drive systems to major automakers. In addition, Ms. Niekamp served in various executive roles for MeadWestvaco Corporation, including chief financial officer and vice president, corporate strategy, and has previously served on four other publicly traded company boards. Ms. Niekamp’s extensive management and public company board experience makes her well qualified to serve as a director.

OTHER CURRENT PUBLIC COMPANY BOARDS ■ None	OTHER CURRENT PUBLIC COMPANY BOARDS ■ PACCAR, Inc.
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BOARD AND CORPORATE GOVERNANCE

TODD A. PENEGOR	CATHY D. ROSS

■
Independent Director since 2019

■
Age 59

COMMITTEES
■Audit
■Human Resources
CAREER HIGHLIGHTS
Mr. Penegor is the President and Chief Executive Officer of Papa Johns. Prior to this, he was the President and Chief Executive Officer of The Wendy’s Company. He served as Senior Vice President and Chief Financial Officer in 2013 and named President and Chief Executive Officer in 2016 until February 2024. Prior to joining Wendy’s, Mr. Penegor held a series of key leadership roles at Kellogg Company and Ford Motor Company.
SPECIFIC QUALIFICATIONS, ATTRIBUTES, SKILLS AND EXPERIENCE
Mr. Penegor has extensive experience as an executive in the food products and consumer goods industries. He joined Papa Johns International in August 2024 as President and Chief Executive Officer. Prior to joining Papa Johns, he served as President and CEO and Chief Financial Officer of The Wendy’s Company. Prior to joining The Wendy’s Company, Mr. Penegor worked at Kellogg Company, a global leader in food products, from 2000 to 2013 where he held several key leadership positions. Mr. Penegor also worked for 12 years at Ford Motor Company in various positions, including in strategy, mergers and acquisitions, the controller’s office and treasury. In addition to his role on the board at Ball, Mr. Penegor also serves on the Board of Dutch Bros. He also serves on the board of trustees of the Papa Johns Foundation. Mr. Penegor holds a Bachelor of Science degree in accounting and a Master of Business Administration in finance from Michigan State University. Mr. Penegor’s extensive experience as a senior executive at leading U.S. based public companies, including as the former Chief Executive Officer of The Wendy’s Company, make him well qualified to serve as a director.

■
Independent Director since 2017

■
Age 67

COMMITTEES
■Audit
■
Nominating/Corporate Governance

CAREER HIGHLIGHTS
Ms. Ross was Chief Financial Officer and Executive Vice President, FedEx Express from 2010 until her retirement in July 2014. Prior to that, Ms. Ross was Senior Vice President and Chief Financial Officer of FedEx Express from 2004 until 2010; and Vice President, Express Financial Planning from 1998 to 2004.
SPECIFIC QUALIFICATIONS, ATTRIBUTES, SKILLS AND EXPERIENCE
As CFO and Executive Vice President of FedEx Express, Ms. Ross was responsible for the company’s worldwide financial affairs, including financial planning, reporting and analysis, accounting and controls, global financial service centers, business technology, and long-range strategic planning. She was a member of the Fedex Express executive committee which was comprised of the company’s top executives and actively engaged in all major business decisions. Ms. Ross’ 30-year career with FedEx began in 1984 as a senior financial analyst, and she held roles of increasing responsibility with exposure to all areas of the company during her tenure at FedEx. Prior to joining FedEx, Ms. Ross worked for Kimberly-Clark Corporation in cost analysis and for a subsidiary of Proctor and Gamble. She holds a master’s degree in business administration with concentration in finance from the University of Memphis and a bachelor’s degree in accounting from Christian Brothers University in Memphis. Ms. Ross’s leadership roles, experience with a large, complex, global organization, financial and executive leadership and experience, as well as service on other public company boards make her well qualified to serve as a director.

OTHER CURRENT PUBLIC COMPANY BOARDS ■ Papa Johns International ■ Dutch Bros	OTHER CURRENT PUBLIC COMPANY BOARDS ■ Steelcase, Inc.
BALL CORPORATION 2025 PROXY STATEMENT | 13

BOARD AND CORPORATE GOVERNANCE

BETTY J. SAPP	STUART A. TAYLOR II

■
Independent Director since 2019

■
Age 69

COMMITTEES
■
Finance

■
Human Resources

CAREER HIGHLIGHTS
Ms. Sapp joined the National Reconnaissance Office (NRO), a joint Department of Defense — Intelligence Community organization, in 1997 and was named the first woman to serve as director of the NRO in 2012. During her time at the NRO, she successfully led the effort to the first clean independent audit for the IC. After serving as the 18th director of the NRO, Ms. Sapp retired in June 2019. Prior to working at the NRO, Ms. Sapp was Deputy Under Secretary of Defense for Portfolio, Programs and Resources in the Office of the Under Secretary of Defense for Intelligence. She also spent several years at the Central Intelligence Agency after (CIA) after spending the earlier part of her career as an officer of the United States Air Force.
SPECIFIC QUALIFICATIONS, ATTRIBUTES, SKILLS AND EXPERIENCE
Ms. Sapp served in a variety of strategic leadership roles at the NRO and within the U.S. government. In 2009, Ms. Sapp was appointed the Principal Deputy Director of the NRO. She was then appointed Director of the NRO in 2012. At both the CIA and NRO, she obtained valuable experience in cybersecurity and related areas. Ms. Sapp also served in the United States Air Force for 17 years in various acquisition and financial management positions on space and aircraft systems. Ms. Sapp holds a bachelor’s degree in biological sciences, magna cum laude, from the University of Missouri and a master’s degree in business administration from the University of Missouri- Columbia. Ms. Sapp is Level III certified in government acquisition and was certified as a defense financial manager. Ms. Sapp’s leadership experience and extensive government, cybersecurity and defense expertise make her well qualified to serve as a director.

■
Independent Director since 1999

■Lead Independent Director since 2019
■
Age 64

COMMITTEES
■
Human Resources

■Nominating/Corporate Governance
CAREER HIGHLIGHT
Mr. Taylor has been the Chief Executive Officer, The Taylor Group LLC, Chicago, Illinois, since June 2001; he was Senior Managing Director, Bear, Stearns & Co. Inc., Chicago, Illinois, 1999 to 2001. In the past five years, he also served on the board of Essendant, Inc., Deerfield, Illinois.
SPECIFIC QUALIFICATIONS, ATTRIBUTES, SKILLS AND EXPERIENCE
Prior to starting his own private equity firm, Mr. Taylor spent 19 years in investment banking. The majority of that time was spent at Morgan Stanley in its Corporate Finance Department. In that capacity he executed a number of mergers and acquisitions and financings, including working with Ball in 1993 on the acquisition of Heekin Can Company. He also spent time at several other firms including Bear Stearns where he was a Senior Managing Director and Head of the Chicago office. In 2001, Mr. Taylor established The Taylor Group LLC, of which he is Chief Executive Officer, a successful investment company that primarily invests in small to mid-market businesses. Mr. Taylor has served on the Board of Directors of Ball since 1999, acted as our Presiding Director from 2004 to 2008 and was elected Lead Independent Director in 2019. Mr. Taylor’s extensive experience as an investment banker, entrepreneurial investor and Board member make him well qualified to serve as a director.

OTHER CURRENT PUBLIC COMPANY BOARDS ■ None	OTHER CURRENT PUBLIC COMPANY BOARDS ■ Atmus Filtrations Technologies Inc. ■ Hillenbrand, Inc. ■ Wabash National
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BOARD AND CORPORATE GOVERNANCE

BOARD LEADERSHIP STRUCTURE

The Board believes that ensuring independent and strong leadership is key to building long-term shareholder value.
In March 2023, the Board elected Mr. Daniel W. Fisher as Chairman effective April 26, 2023. Mr. Fisher has been a director since 2021 and CEO since April 27, 2022. Mr. Fisher assumed the position of Chairman after more than 12 years with Ball, most recently serving as President and CEO and a member of the Board. Mr. Fisher is the director with the most direct oversight and direction of our businesses and industries, and is therefore best able to identify the strategic and operational priorities to be discussed by the Board.
We recognize that different board leadership structures may be appropriate for different companies at different times. We believe our current leadership structure provides the most effective form of leadership for our organization at this time.
Mr. Stuart A. Taylor II has served as Lead Independent Director since he was elected to that position by Ball’s independent directors in April 2019. As Lead Independent Director, Mr. Taylor’s responsibilities include:
■
coordinating the activities of the independent directors, including calling meetings of the independent directors and facilitating the CEO succession process;

■
coordinating with the CEO and corporate secretary to set the agenda for Board meetings;

■
chairing executive sessions of the independent directors;

■
providing feedback and perspective to the CEO from the independent directors;

■
helping facilitate communication between the CEO and the independent directors;

■
presiding at Board meetings where the Chairman is not present;

■
being available for consultation and communication with major shareholders; and

■
performing other duties assigned from time to time by the Board.

DIRECTOR INDEPENDENCE

The Board has adopted a director independence policy that is consistent with the director independence requirements in the NYSE Listing Standards. Our Corporate Governance Guidelines provide that a majority of the Board must be independent. Based upon the NYSE director independence standards, since October 2020, each of the members of the Board was and currently is independent with the exception of Mr. Fisher.

BALANCED BOARD COMPOSITION

Board Refreshment
We believe our current Board of Directors benefits from a combination of recently added directors with fresh perspectives and longer-serving directors with extensive experience and a deep understanding of our business. Over the past several years, a number of directors have retired, bringing opportunities to enhance the composition of our Board.
The Board has worked diligently to implement a director succession plan. The composition of the Board has been refreshed with an eye toward financial, organizational, and industry expertise. As well as diversity, balance of tenure, and other important factors, including sustainability.
Key highlights of our Board refreshment journey include:
■
3 of 10 directors have joined the Board in the past 5 years

■
our current Board reflects increased diversity with strong experience

■
the Board elected Mr. Taylor as Lead Independent Director in April 2019

■
the average age of our directors is 60 years

■
the average tenure of our directors is 8 years

The current Board is well balanced, with a mix of long- standing and newer directors.

BALL CORPORATION 2025 PROXY STATEMENT | 15

BOARD AND CORPORATE GOVERNANCE

Diversity
In considering candidates for Board positions, our Nominating/Corporate Governance Committee consistently applies the principles of diversity and inclusion. Our directors’ differing viewpoints, experience and skill sets have contributed to a talented and capable Board that reflects Ball’s overall diversity. The Committee will continue to identify opportunities to improve the skills, qualifications, independence, diversity, tenure and refreshment of our Board in considering candidates. In addition to seeking characteristics such as business and professional experience, education and skills, the Committee’s robust review process considers a variety of other factors, including diversity of background.
How We Select Nominees
All of our directors are elected annually. Our Nominating/Corporate Governance Committee recommends candidates for nomination by our Board. Candidates may also be submitted by current directors, by management, or (as described below) by shareholders. Candidates nominated by our Board are assessed and interviewed by the Nominating/Corporate Governance Committee and by other Board members, considering the values and needs of the organization.
The Committee seeks candidates who meet, at a minimum, the following criteria:
■
have sufficient time to attend or otherwise be present at Board, relevant Board committee, and shareholders meetings;

■
will subscribe to Ball Corporation’s Corporate Governance Guidelines and the Executive Officers and Directors Business Ethics Statement;

■
demonstrate credentials and experience in a broad range of corporate matters;

■
have diversity of experience, qualifications, attributes and skills that would complement the experience already represented on the Board;

■
are not affiliated with special interest groups that represent causes or constituents that are inconsistent with the purpose or objectives of the company; and

■
meet the criteria, if any, for being a director as set forth in the Indiana Business Corporation Law, Ball’s Articles of Incorporation, and Bylaws.

Where needed, our recruiting practices ensure that candidates meet the NYSE and SEC requirements for financial literacy, accounting or financial management expertise, or audit committee financial expert status.
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BOARD AND CORPORATE GOVERNANCE

The Nominating/Corporate Governance Committee will consider candidates recommended by shareholders no later than November 19, 2025. These candidates are evaluated based on the same criteria as those recommended by our consultant. Any recommendation from a shareholder should be in writing and addressed to:
The Chair, Nominating/Corporate Governance Committee Ball Corporation c/o Corporate Secretary 9200 W. 108th Circle Westminster, Colorado 80021
BALL CORPORATION 2025 PROXY STATEMENT | 17

BOARD AND CORPORATE GOVERNANCE

RISK OVERSIGHT

Our Board of Directors is responsible for overseeing the risk management function and enterprise risk management. Additionally, each Board committee considers the specific risks within its area of responsibility. In particular, the Audit Committee has primary responsibility for overseeing key aspects of financial and legal risk management; and the Nominating/Corporate Governance Committee has primary responsibility for overseeing sustainability matters, including environmental, social and governance, IT and cybersecurity risks.
Our Enterprise Risk Management process ensuring ongoing attention to various potential risk areas, is supervised by our Senior Vice President and Chief Legal Officer and is periodically reported to our Board for its oversight. Key corporate and divisional risks are systematically identified and assessed on a regular basis. Also, our Internal Audit Department analyzed various areas of risk to our business and provides risk assessment and analysis to our Audit Committee.
The Board recognizes the importance of maintaining the trust and confidence of our customers, suppliers and employees. Ball has a dedicated, globally distributed information security team that is responsible for leading information security strategy, standards and processes. The internal team partners closely with a strong network of external partners, including conducting annual external audits. Ball also maintains cybersecurity insurance for significant portions of the business. The head of information security keeps the full Board fully informed of information security matters with an annual update and timely reports on any important information security events. During the past three years, we have not experienced any cybersecurity incident resulting in a material impact to our business.
We believe our directors provide effective oversight of risk management through the Board’s regular dialogue with management, the Enterprise Risk Management process, annual Board and Committee self-evaluations, and regular assessments of specific risks by each Board committee within its area of responsibility. In addition, the Board maintains effective independent oversight of Ball’s management and business generally through a number of governance practices, including open and direct communication with management, input on meeting agendas, annual performance evaluations, and regular executive sessions.
BOARD AND COMMITTEE SELF-EVALUATIONS

The Board annually conducts a robust self-evaluation process to assess the effectiveness of the Board and its committees and to make recommendations regarding its organization and operation. The Chairman and CEO conducts one-on-one meetings with each director to discuss the evaluations and any other matters raised by the directors. The evaluation process is reviewed every year to ensure it remains relevant and effective.
DIRECTOR TRAINING

The Board is focused on onboarding of new directors, Board education, and team building to preserve the Board’s cohesive, professional and collaborative environment. All new directors receive orientation training soon after being elected to the Board. Continuing education programs are made available to directors including internal presentations, third-party presentations and external programs. In 2024, several directors attended various conferences and webinars including meetings of the Women Corporate Directors, the KPMG Board Leadership Conference and the NACD Manufacturing Roundtable.
BOARD MEETINGS

The Board meets regularly at least four times per year. The directors are expected to attend all meetings of the Board, relevant committee meetings, and the Annual Meeting of Shareholders. The Board held six Board meetings during 2024. Every director attended more than 75% of the aggregate of the total number of meetings of the Board, and the total number of meetings held by all committees of the Board on which the director served. All directors on the Board attended the 2024 Annual Meeting.
Nonmanagement directors meet as a separate group at each regularly scheduled Board of Directors meeting. Independent directors meet in executive session at least annually. Such meetings, chaired by the Lead Independent Director, promote open discussion by nonmanagement and independent directors, enabling them to serve as a check on management.
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BOARD AND CORPORATE GOVERNANCE

Shareholder Engagement
Every year we engage our institutional investors to discuss our shareholders’ priorities. The Board values shareholder feedback. In June 2024, we held an analyst and investor conference and invited shareholders to attend presentations by our executive team on our key strategic initiatives, our continued focus on corporate sustainability and our long-term financial targets. In addition to the conference, our management team met with shareholders throughout the year and discussed a number of topics, including Ball’s business and ESG initiatives. Shareholder feedback was generally positive.
Retirement Policy
Ball has a mandatory retirement age for all Board members, in part to ensure the Board benefits from a balanced mix of perspectives. Candidates will not be nominated, and existing directors may not seek re-election, after they reach the age of 75.
CONTACTING OUR BOARD
Shareholders or others can send written communications to the Board, to individual directors, to Board committees, or to the Chairman of the Board. All such communications should be sent in care of the Corporate Secretary as shown below:
Ball Corporation Attention: Corporate Secretary 9200 W. 108th Circle Westminster, Colorado 80021
Ball has established additional means for interested parties to send communications to the Board and selected committees, which are described on our website at www.ball.com/investors under “Corporate Governance.”
Shareholder proposals for inclusion in our proxy materials must be communicated as described below under “Voting and Meeting information — Shareholder Proposals for 2026 Annual Meeting.”
BALL CORPORATION 2025 PROXY STATEMENT | 19

BOARD AND CORPORATE GOVERNANCE

BOARD AND COMMITTEE MEMBERSHIP

BOARD COMMITTEES
The Board has four standing committees, as shown below. All of the directors serving on the Board’s committees are independent. Each committee operates under a written charter that is available on our website at www.ball.com/investors under “Corporate Governance.”
COMMITTEES
Director	Independent	Audit	Finance	Human Resources	Nominating / Corporate Governance
John A. Bryant	Yes
Michael J. Cave	Yes
Aaron M. Erter	Yes
Daniel W. Fisher	No
Dune E. Ives	Yes
Cynthia A. Niekamp	Yes
Todd A. Penegor	Yes
Cathy D. Ross	Yes
Betty J. Sapp	Yes
Stuart A. Taylor II	Yes

(1)
Pedro H. Mariani is not standing for reelection. In 2024 he was a member of the Finance Committee and Nominating/Corporate Governance Committee.

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BOARD AND CORPORATE GOVERNANCE

AUDIT COMMITTEE

MEMBERS
■Cathy D. Ross
■
John A. Bryant

■
Michael J. Cave

■
Todd A. Penegor

MEETINGS IN FISCAL 2024
The Board has determined that each member of the Audit Committee is financially literate as required by the NYSE Listing Standards, has accounting or financial management expertise, and is an audit committee financial expert as that term is defined in SEC regulations.

AUDIT COMMITTEE REPORT
►
The Report of the Audit Committee appears on page 68 of this Proxy Statement.

PRIMARY RESPONSIBILITIES
The primary purpose of the Audit Committee is to assist the Board in fulfilling its responsibilities to oversee management’s conduct and the integrity of Ball’s public financial reporting process, including the oversight of:
■
accounting policies;

■
the system of internal accounting controls over financial reporting;

■
disclosure controls and procedures;

■
the performance of PricewaterhouseCoopers LLP as Ball’s independent registered public accounting firm (the “independent auditor”);

■
the Internal Audit Department; and

■
legal and regulatory compliance.

The Audit Committee is also responsible for:
■
engaging and evaluating Ball’s independent auditor and its lead engagement partner, including the qualifications and independence of both;

■
resolving any differences between management and the independent auditor regarding financial reporting;

■
reviewing and preapproving all audit and non-audit services provided by the independent auditor; and

■
establishing procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters.

FINANCE COMMITTEE

MEMBERS
■Michael J. Cave
■
Dune E. Ives

■
Pedro H. Mariani

■
Cynthia A. Niekamp

■
Betty J. Sapp

MEETINGS IN FISCAL 2024
PRIMARY RESPONSIBILITIES
The primary purpose of the Finance Committee is to assist the Board in fulfilling its responsibility to oversee:
■
Ball’s financing and related risk management activities;

■
the status of Ball’s retirement plans and insurance policies;

■
Ball’s policies relating to interest rates, commodity hedging and currency hedging; and

■
the hiring of experts, as deemed appropriate to advise the Committee in the performance of its duties.

BALL CORPORATION 2025 PROXY STATEMENT | 21

BOARD AND CORPORATE GOVERNANCE

HUMAN RESOURCES COMMITTEE

MEMBERS
■Todd A. Penegor
■
Aaron M. Erter

■
Cynthia A. Niekamp

■
Betty J. Sapp

■
Stuart A. Taylor II

MEETINGS IN FISCAL 2024
HUMAN RESOURCES COMMITTEE REPORT
►
The Report of the Human Resources Committee appears on page 44 of this Proxy Statement.

PRIMARY RESPONSIBILITIES
The primary purpose of the Human Resources Committee is to assist the Board with input from executive management in fulfilling its responsibilities related to:
■
evaluating and determining the compensation of the CEO and overseeing and approving the compensation of the other executive officers;

■
approving Ball’s stock and cash incentive compensation programs including awards to executive officers and the number of shares to be optioned and/or granted from time to time to Ball employees;

■
approving and receiving reports on major benefit plans, plan changes and determinations and discontinuations of benefit plans;

■
discussing Ball’s performance evaluation system and succession planning system, including discussions with the CEO about the succession plan for the CEO;

■
hiring experts, including executive compensation consultants, as deemed appropriate to advise the HR Committee;

■
assessing compensation-related risks; and

■
authorizing the administration of compensation programs and the filing of required reports with federal, state and local governmental agencies.

NOMINATING/CORPORATE GOVERNANCE COMMITTEE

MEMBERS
■Stuart A. Taylor
■
John A. Bryant

■
Aaron M. Erter

■
Dune E. Ives

■
Pedro H. Mariani

■
Cathy D. Ross

MEETINGS IN FISCAL 2024
PRIMARY RESPONSIBILITIES
The primary purpose of the Nominating/Corporate Governance Committee is to assist the Board in fulfilling its responsibility to:
■
identify qualified individuals to become Board members;

■
recommend to the Board the selection of Board nominees for the next Annual Meeting of Shareholders;

■
address the independence and effectiveness of the Board by advising and making recommendations on matters involving the organization and operation of the Board, Corporate Governance Guidelines and directorship practices;

■
oversee the evaluation of the Board and its committees; and

■
review and assess Ball’s sustainability activities and performance, including environmental, social and corporate governance risk.

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BOARD AND CORPORATE GOVERNANCE

CORPORATE GOVERNANCE GUIDELINES
The Board has established Corporate Governance Guidelines to comply with the relevant provisions of Section 303A of the NYSE Listed Company Manual. The Corporate Governance Guidelines are available on our website at www.ball.com/investors under “Corporate Governance.” A copy of the guidelines may also be obtained upon request from Ball’s Corporate Secretary.
POLICIES ON BUSINESS ETHICS AND CONDUCT
Our long-standing Corporate Compliance function, which is chaired by the Global Head of Compliance. The Chief Legal Officer or Global Head of Compliance provides quarterly reports to management and to the Audit Committee. The Corporate Compliance function, which is chaired by the Global Head of Compliance, also monitors compliance with the Business Ethics Code of Conduct and regularly reviews and updates the Code. The Business Ethics Code of Conduct is available on our website at www.ball.com/investors under “Corporate Governance”.
The Board has adopted a business ethics statement, the Ball Corporation Executive Officers and Directors Business Ethics Statement, which is designed to establish principles requiring the highest level of ethical behavior toward achieving business success within the requirements of the law and our policies. The Business Ethics Code of Conduct and the Executive Officers and Directors Business Ethics Statement are available on our website at www.ball.com/investors under “Corporate Governance.” Copies may also be obtained upon request from Ball’s Corporate Secretary.
BALL CORPORATION 2025 PROXY STATEMENT | 23

BOARD AND CORPORATE GOVERNANCE

DIRECTOR COMPENSATION

The table below summarizes the 2024 compensation paid to each of our nonmanagement directors. The elements of the nonmanagement director compensation program are evaluated and determined by the Nominating/Corporate Governance Committee, which takes into account market data provided by the independent external compensation consultant. There were no changes or new programs offered in 2024. Consistent with 2023, the 2024 director compensation program consisted of:
Annual Compensation ($)
Fixed cash retainer	$90,000
Target incentive cash retainer*	$15,000
Restricted Stock Unit (RSU) award	$155,000
Audit Committee Chair additional cash retainer	$20,000
Human Resources Committee Chair additional cash retainer	$20,000
Finance Committee Chair additional cash retainer	$15,000
Nominating/Corporate Governance Committee Chair additional cash retainer	$15,000
Lead Independent Director additional cash retainer	$30,000
Special meeting or assignment fee (per meeting or assignment)	$750

*
The annual incentive retainer is subject to our performance under the same performance measures as the Annual EVA® Incentive Compensation Plan, which is based on EVA® principles. The actual amount paid may range from $0 to $30,000.

Newly elected directors are each awarded a one-time grant of RSUs valued at $150,000 upon joining the Board. Nonmanagement directors may be able to defer certain portions of their compensation as detailed under “Non-Qualified Deferred Compensation.”
The Director Compensation Table sets out the compensation earned for 2024, with any other compensation payments noted.
DIRECTOR COMPENSATION TABLE
Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)(3)	Change in Pension Value and Non-Qualified Deferred Compensation Earnings ($)(4)	All Other Compensation ($)(5)(6)	Total ($)
John A. Bryant	$90,000	$155,022	$—	$30,000	$—	$—	$275,022
Michael J. Cave	$105,000	$155,022	$—	$30,000	$—	$20,000	$310,022
Aaron M. Erter	$52,673	$150,048	$—	$17,377	$—	$—	$220,098
Dune E. Ives	$90,000	$155,022	$—	$30,000	$—	$20,000	$295,022
Pedro H. Mariani	$90,000	$155,022	$—	$30,000	$—	$—	$275,022
Georgia R. Nelson	$83,250	$155,022	$—	$—	$—	$12,488	$250,760
Cynthia A. Niekamp	$91,500	$155,022	$—	$30,000	$—	$—	$276,522
Todd A. Penegor	$95,750	$155,022	$—	$30,000	$—	$16,880	$297,652
Cathy D. Ross	$110,000	$155,022	$—	$30,000	$—	$25,000	$320,022
Betty J. Sapp	$90,000	$155,022	$—	$30,000	$—	$22,000	$297,022
Stuart A. Taylor II	$136,500	$155,022	$—	$30,000	$—	$20,000	$341,522

(1)
Values represent fees for fixed annual cash retainer, committee chair retainer and Lead Independent Director retainer paid under the nonmanagement director compensation program. Mr. Erter received a pro-rated payout of his fixed annual cash retainer due to joining the Board on June 3, 2024. Ms. Nelson received a pro-rated payout of her fixed annual cash retainer due to retiring from the Board on September 30, 2024.

(2)
Reflects the fair value of RSU awards granted to nonmanagement directors in 2024, calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, “Compensation — Stock Compensation” (“Topic 718”). All continuing nonmanagement directors received an annual award of 2,378 RSUs, using the closing price of Ball’s common stock April 24, 2024, at $65.19 per unit, resulting in a total award value of $155,022 for each director. Mr. Erter

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BOARD AND CORPORATE GOVERNANCE

received a one-time grant of 2,154 RSUs upon joining the Board, using the closing price of the Corporation’s common stock on June 3, 2024, at $69.66 per unit, resulting in a total award value of $150,048.
(3)
Values represent the annual incentive cash retainer for 2024, based on a performance factor of 200% applied to the $15,000 target for all nonmanagement directors. Mr. Erter received a pro-rated payout reflecting his appointment to the Board on June 3, 2024.

(4)
Values represent the amount of above-market interest earned under Ball’s Deferred Compensation Plans, described under “Non-Qualified Deferred Compensation”.

(5)
Values include the 20% company match, up to a maximum of $20,000 annually, available under the 2017 Deferred Compensation Company Stock Plan for Directors as described under “Non-Qualified Deferred Compensation” for Mr. Cave, Ms. Ives, Ms. Nelson, Mr. Penegor, Ms. Ross, Ms. Sapp and Mr. Taylor. Values also include Company matching charitable donations under the Matching Gifts Program for Directors for Mr. Penegor, Ms. Ross, and Ms. Sapp. Values also include the incremental cost for the personal use of the corporate aircraft for Ms. Nelson.

(6)
The incremental costs of the personal use of our corporate aircraft are determined based on the variable operating costs to the Corporation, including aircraft operating costs, supplies, jet fuel and ancillary costs. Because virtually all aircraft usage is for business travel, this methodology excludes fixed costs that do not change based on usage.

Name	Aggregate Number of Outstanding Stock Awards as of December 31, 2024
John A. Bryant	13,634
Michael J. Cave	36,198
Aaron Erter(1)	2,154
Dune E. Ives	4,061
Pedro H. Mariani	64,206
Cynthia A. Niekamp	29,522
Todd A. Penegor	9,671
Cathy D. Ross	17,387
Betty J. Sapp	10,535
Stuart A. Taylor II	181,034

(1)
Aaron Erter joined the Board on June 3, 2024.

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BOARD AND CORPORATE GOVERNANCE

NON-EMPLOYEE DIRECTOR STOCK OWNERSHIP GUIDELINES

All nonmanagement directors are in compliance with our stock ownership guidelines. Each director is required to own Ball common stock valued at five times the total amount of their fixed annual cash retainer and target annual incentive cash retainer and has five years from the date of their election to meet this requirement. As of February 20, 2025, Ms. Ives, who joined the Board in October 2021, and Mr. Erter, who joined the Board in June 2024 are in the process of attaining the required shares within the prescribed timeframe.
TRANSACTIONS WITH RELATED PERSONS, PROMOTERS AND CERTAIN CONTROL PERSONS

We have adopted a policy requiring our executive officers and directors to comply with all SEC and NYSE requirements, concerning transactions between us and “related persons,” as defined in the applicable SEC and NYSE rules. To facilitate compliance with the related persons policy, the Board adopted procedures for the review, approval or ratification of any transaction required to be reported under the applicable rules. The policy provides that each executive officer and director will promptly report to the Chairman of the Board any transaction with Ball undertaken or contemplated by such officer or director, by any beneficial owner of 5% or more of Ball’s voting securities or by any immediate family member. The Chairman of the Board will refer any such transaction to the Chief Legal Officer for review and recommendation. Then the matter will be brought Governance Committee to consider whether the transaction in question should be approved, ratified, suspended, revoked or terminated. This policy for transactions with related persons is part of the Executive Officers and Directors Business Ethics Statement. The written form of the policy can be found at www.ball.com/investors under “Corporate Governance.” Any contractual or other relationships between
Ball and other companies on whose boards our directors serve are arm’s length. Trista L. Fisher, vice president, global business services, is the spouse of Daniel W. Fisher and in 2024 she earned approximately $610,000 in total compensation from Ball, inclusive of base salary, annual bonus payment and value of granted annual equity and incentive awards.
In September and November 2024, the Company entered into two statements of work for consulting services to be provided by G2M Insights pursuant to a Master Services Agreement entered into on April 6, 2020. The total estimated cost of the consulting services to be provided under the statements of work was $2,726,400, of which $453,683.87 was paid on or before December 31, 2024. At the time, Jason Pitre, the spouse of Kathleen Pitre, senior vice president and president of Beverage Packaging, North and Central America, was an independent contractor at G2M Insights. Mr. Pitre’s work with G2M Insights began in January 2024 providing services that were unrelated to the services provided to the Company and he was not involved in the engagement or delivery of services to the Company.

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EXECUTIVE COMPENSATION
COMPENSATION DISCUSSION AND ANALYSIS

CD&A TABLE OF CONTENTS
27	COMPENSATION DISCUSSION AND ANALYSIS
28	Executive Summary
28	Ball is Committed to Shareholder-Oriented Corporate Governance
29	Our Compensation Philosophy
29	Business Outcomes in 2024
30	NEO Compensation Has A Strong Pay-for- Performance Linkage
31	Elements of Executive Compensation in 2024
32	Role of the Human Resources Committee and Executive Compensation Consultant
32	Market Reference Points and Peer Groups
33	Process for Determining Executive Compensation
34	Specifics Related to 2024 Executive Compensation
39	Other Equity Awards
41	Other Executive Compensation Policies and Guidelines
42	Changes to Executive Compensation for 2025
44	REPORT OF THE HUMAN RESOURCES COMMITTEE OF THE BOARD OF DIRECTORS
45	COMPENSATION TABLES AND NARRATIVE
45	Summary Compensation Table
47	Grants of Plan-Based Awards Table
49	Outstanding Equity Awards Table
50	Option Exercises and Stock Vested Table
50	Non-Qualified Deferred Compensation Plans Table
52	Pension Benefits Table
54	Other Potential Post-Employment Benefits
60	CEO Pay Ratio
61	Pay Versus Performance
64	Equity Compensation Plan Information

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EXECUTIVE COMPENSATION

EXECUTIVE SUMMARY
This Compensation Discussion and Analysis (“CD&A”) describes Ball Corporation’s business strategy and the alignment between our business strategy, shareholder interests, and our pay-for-performance executive compensation programs. We also discuss the specific compensation paid or awarded in 2024 to our named executive officers (“NEOs”).
NEO	Age	Title	Years at Ball	Years in Position
Daniel W. Fisher	52	Chairman & CEO	14	2 (Chairman & CEO), 2 (President & CEO), 3 (President)
Howard H. Yu	53	Executive Vice President, Chief Financial Officer	2	2
Carey S. Causey	47	Senior Vice President, Chief Growth Officer	11	1
Ronald J. Lewis	58	Senior Vice President, Chief Supply Chain and Operations Officer	5	4
Hannah S. Lim- Johnson	53	Senior Vice President, Chief Legal Officer	2	2
Ball Is Committed to Shareholder-Oriented Corporate Governance
Ball Corporation’s governance process ensures that our executive compensation program is maintained and updated to continually reflect excellence in pay-for-performance alignment. We follow a number of practices and policies to promote the continuous improvement and accountability of our executive compensation program.
COMPENSATION BEST PRACTICES

■ Decisions are made by the HR Committee of the Board of Directors, which is composed entirely of independent directors;
■ An independent executive compensation consultant is engaged by and reports directly to the HR Committee;
■ The HR Committee reviews total compensation using tally sheets;
■ Compensation levels and incentive design practices are benchmarked against industry peers;
■ Dividend equivalents for stock awards accrue during the vesting or performance period are paid only if the associated vesting terms or performance measures are achieved;
■ Nominal perquisites are not grossed-up for taxes;
■ We regularly assess the relationship between risk and our compensation programs;
■ Our executives are subject to rigorous stock ownership guidelines;
■ Our executives are prohibited from hedging or pledging their Ball Corporation stock;

■
Cash incentive and stock compensation (including service-based and performance-based) to any executive officer (current or former) or executive at the level of vice president or above is subject to a robust recoupment (“clawback”) policy, including a shareholder-approved clawback provision; and

■
Change-in-control agreements have multiples that do not exceed two times pay and require a termination of employment following a change in control (“double trigger”) before severance benefits are due. Excise tax gross-ups have been eliminated for any change-in-control agreements entered into after January 1, 2010 and do not apply to any currently employed executive officer.

The HR Committee is confident that our executive compensation program, our management-as-owners culture, and our pay-for-performance philosophy have directly contributed to the successful performance of the business and resulted in an executive team closely aligned with shareholder interests during 2024. As is further disclosed in this CD&A, all compensation components, especially the incentive opportunities which are based on a number of absolute and relative company measures (each of which is designed to drive shareholder value), as well as individual key strategic objectives, have performed in alignment with our current executive compensation philosophy.

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EXECUTIVE COMPENSATION

Our Compensation Philosophy
Our compensation program is designed to accomplish several goals: to foster a pay-for-performance and management-as-owners culture which aligns the interests of management with shareholders; to deliver on strategic objectives and results; to provide competitive and reasonable compensation opportunities; and to support recruitment and retention of key executives. Balancing these objectives helps ensure accountability to our shareholders, who have broadly expressed support for our compensation program through regular engagements and an average 93% advisory vote in favor of NEO compensation over the last three years. We believe that offering several compensation elements that incorporate multiple absolute and relative performance metrics and measurement periods promotes our compensation goals.
Business Outcomes in 2024
Ball has a long-held “economic value added” (EVA®) discipline, with the business and strategic initiatives being consistently measured through an EVA® lens. EVA® is sales less operating costs (“NOPAT” or net operating profit after-tax) less a cost of capital charge. For a long period of time, we have continuously sought to increase the total EVA® generated each year, thereby creating sustainable shareholder value. With a focus on earning returns higher than the cost of capital, we have encouraged our leaders to make the best long-term decisions for our shareholders; they invest in innovation, technology and infrastructure capital to drive profitable growth; intelligently cut costs by implementing lean initiatives and process efficiencies; undertake focused outsourcing efforts; and seek to turn working capital faster or reduce working capital and assets.
Some of the actions taken in 2024 to enhance long-term EVA® and perpetuate the social, economic and environmental sustainability of our company include:
■
completing the sale of our Aerospace business, receiving approximately $5.6 billion of proceeds, which provided ample flexibility to delever and return value to shareholders through dividends and share repurchases;

■
reducing net debt by around $2.9 billion immediately upon completion of the Aerospace business sale;

■
returning over $1.96 billion of value to shareholders through share repurchase and dividends;

■
expanding our European aluminum aerosol and reclosable bottle portfolio through our acquisition of Alucan, allowing us to provide personal care and refillable packaging solutions to a broader customer base across Europe;

■
entering into agreements on other strategic divestitures and acquisitions and receiving Board approval to pursue alternatives for the aluminum cup business which includes the option to form a strategic partnership in early 2025;

■
launching a strategic growth algorithm with clear metrics for investors, developing a new vision (“Our Purpose and Our Promise”) and launching a new company brand;

■
introducing the Ball Business System (BBS) and a new operating model, which will drive continuous improvement and fuel for growth in our operations, as well as partnering with our customers to win;

■
establishing Ball Operational Excellence (BOE) as an enterprise-wide framework to drive standardization and greater stability;

■
balancing supply/demand through closing high-cost manufacturing plants in favor of new high efficiency state-of-the-art facilities, to drive improved financial results and long-term capital efficiency;

■
redesigning incentive plans for 2025 to ensure continued alignment with strategic business strategy;

■
expanding our development programs throughout the business, from increasing our investment in production management roles through to enhancing our management development curriculum;

■
achieving a Total Recordable Incident Rate (TRIR) of 1.21 exceeding safety targets and continuing our work on ambitious 2030 ESG and sustainability goals, including making progress workplace inclusion, global recycling goals and our Climate Transition Plan;

■
supporting our global communities where we live and operate with employees supporting over 1,800 nonprofit organizations across 32 countries and contributing over 23,000 volunteer hours; and

■
achieving AAA in the MSCI ESG Ratings, gold medal from Ecovadis as well as remaining on the 2024 Dow Jones Sustainability Index, North America, receiving an A- in the CDP’s climate change questionnaire in 2024 and continuing to prioritize Aluminum Stewardship Initiative (ASI) certification.

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EXECUTIVE COMPENSATION

In 2024, we provided annual dividends of $244 million and completed $1.7 billion of repurchases of our common stock. The strategic actions we took in 2024 reflect our unwavering commitment to long-term shareholder value creation. While short-term share price movements may not fully capture our progress, the foundation we are building, through growing volumes, robust cash flow, increasing EVA dollars and significant capital returns, positions us to drive sustained value for shareholders in the years ahead. Ball’s 1-year, 3-year and 5-year total shareholder returns are shown on page 63.
Key drivers in 2025 will be improving operational efficiencies and cost savings initiatives, leveraging our well-capitalized plant assets to drive volume growth and the use of innovative, sustainable aluminum packaging across channels, categories and venues. Additionally, we remain committed to further actions to return value to shareholder through large scale share repurchases and dividends.
NEO Compensation Has a Strong Pay-for-Performance Linkage
Consistent with our pay-for-performance and management-as-owners philosophy, most of the target total compensation for our named executive officers is at-risk and varies with performance, with performance being measured by a number of absolute and relative measures, each of which drive shareholder value, as well as individual key strategic objectives. The following charts represent the mix of target total compensation awarded to our CEO and other NEOs in 2024. Our emphasis on longer-term compensation, through performance-based long-term cash and stock awards, ensures strong continued alignment between the interests of our executives and the interests of our shareholders.
2024 CEO TARGET COMPENSATION MIX	2024 AVERAGE OTHER NEO TARGET COMPENSATION

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EXECUTIVE COMPENSATION

Elements of Executive Compensation in 2024
The major elements of Ball’s compensation program in 2024 are shown in the table below, with the page number to find more information:
Compensation	Compensation Element	Purpose	Performance Measure(s)	Alignment with our Compensation Philosophy	► Page
SHORT-TERM ANNUAL CASH COMPENSATION	Annual Base Salary	Fixed element of pay based on an individual’s primary duties and responsibilities	Market competitive position-based pay reflecting skills, experience and performance	Competitive compensation element required to recruit and retain top executive talent	34
	Economic Value Added (“EVA®”) Annual Incentive Plan	Designed to reward achievement of specified annual corporate financial goals and individual goals	80% weighting: Absolute EVA® dollars generated (net operating profit after-tax, less a cost of capital charge) 20% weighting: Individual Performance Objectives (IPOs)	Incentive linked to Ball’s actual economic value generated and key strategic priorities for each NEO Demonstrates pay for performance, drives shareholder value and a continued focus on strategic priorities as well as functional and regional objectives	35
LONG-TERM INCENTIVES (CASH)	Long-Term Cash Incentive Compensation (“LTCIC”)	Designed to promote long-term creation of shareholder value in relative and absolute terms	50% weighting of: ■ ROAIC ■ Relative TSR vs. S&P 500 subset	Incentive linked to returns demonstrates pay for performance	38
LONG-TERM INCENTIVES (EQUITY)	Stock Options	Designed to promote stock ownership and long-term performance	Stock price appreciation	Ties to our management- as-owners philosophy and rewards performance contributing to shareholder value through absolute stock price growth	38
	Performance Contingent Restricted Stock Units (“PC-RSUs”)	Designed to promote stock ownership through the achievement of absolute EVA® dollar growth over a 3-year period	Absolute EVA® dollars generated versus 0%, 4% and 8% compound annual growth rates	Ties to our management- as-owners philosophy and rewards performance contributing to absolute EVA® dollar growth	38
OTHER ONE-TIME INCENTIVES	One-time Restricted Stock Units (“RSUs”)	Designed to promote stock ownership, provide a recruitment or retention incentive where appropriate and incentivize the creation of shareholder value	Value based on stock price	Granted from time-to- time and tied to our management-as-owners philosophy, generally in connection with the promotion or recruitment of individuals to facilitate ownership and retention	39
	Deposit Share Program (“DSP”)	Designed to promote financial investment in Ball, promote stock ownership and incentivize the creation of shareholder value	Value based on stock price	Granted from time-to- time and tied to our management-as-owners philosophy, offering RSUs in exchange for the recipient voluntarily and newly investing in and holding shares of Ball stock	40
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EXECUTIVE COMPENSATION

ROLE OF THE HUMAN RESOURCES COMMITTEE AND EXECUTIVE COMPENSATION CONSULTANT
The HR Committee oversees the design of the executive compensation program and determines the compensation of our executive officers. The HR Committee is composed solely of nonmanagement directors, all of whom are independent. The Chair of the HR Committee, Georgia Nelson, retired from the Ball Board effective September 30, 2024 and existing Board member Todd Penegor was appointed as HR Committee Chair effective October 1, 2024.
The HR Committee retained Farient Advisors LLC (“Farient”), an independent compensation consultant (the “Consultant”), throughout 2024 to provide advice on best practices and market developments, as well as to give independent advice to the Committee. The Consultant reports directly to the HR Committee and performs no additional services on behalf of the company. The HR Committee assessed and confirmed the Consultant’s independence in 2024 and determined that no conflict of interest exists with the work the Consultant performs for the HR Committee. The Consultant develops recommendations for the HR Committee related to all aspects of the executive compensation program and works with management to obtain information necessary to develop those recommendations.
MARKET REFERENCE POINTS AND PEER GROUPS
We use two primary market reference points to benchmark our executive compensation to the competitive market, referred to as “Peer Group” and “General Industry.” This two-pronged approach provides a spectrum of relevant information on executive compensation levels, practices and trends in the marketplace. The HR Committee does not target pay to a specific market benchmark but rather considers the range of market data available — along with tenure, company performance and individual performance — when setting pay for the NEOs.
The “Peer Group” is composed of companies within the containers and packaging, food and beverage, household durable and nondurable goods, and manufacturing industries. The HR Committee reviews this market data when setting compensation for the CEO and CFO because it is a transparent reference point for assessing pay levels among similarly situated CEOs and CFOs. In addition to pay levels, the HR Committee reviews executive tenure and performance data across the Peer Group when determining target pay levels. Compensation data for the Peer Group are collected from publicly available SEC filings.
“General Industry” market data reflects the broad talent market in which we compete and informs compensation decisions regarding all of our NEOs. The critical skills required by our management team have historically been found both inside and outside industries that are considered for our “Peer Group.” Therefore, the HR Committee believes it is appropriate to focus on General Industry market levels as the primary market reference point for evaluating the overall competitiveness of our executive compensation program. This data is size-adjusted to ensure that market levels are developed for like roles within businesses of similar size and scope. Data for the General Industry are collected from multiple proprietary survey sources published by leading market data providers.
In developing the Peer Group for 2024, Farient Advisers sourced objective, financial and industry criteria, and also used qualitative criteria regarding the nature of our business operations. Specifically, they used the following principles and criteria in identifying the Peer Group companies used in making pay decisions for 2024:
Design Principle	Criteria
Quantitative financial criteria to ensure organizations are comparable in terms of size and structure
■
Revenue in an approximate range of between 0.3x and 2.5x our revenues

■
Market capitalization (used as a secondary reference)

■
Ratio of market capitalization to revenue above 1.0x

■
Non-US revenue generally ≥20% of total revenue

Qualitative criteria regarding appropriate industry, business types and organizational complexity
■
Direct peers in the containers and packaging industry

■
Food & beverage companies with some aluminum packaged products where the consumer is the purchaser of the product

■
Durable and nondurable consumer products that may compete for “shelf-space” or provide complimentary products to Ball’s consumer products

■
Broader manufacturing companies within the capital goods, chemical manufacturing, metals and other complex manufacturing industries

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EXECUTIVE COMPENSATION

Following a review in the third quarter of 2023, the HR Committee approved adjustments to the Peer Group for 2024 to create better alignment and adherence to the criteria listed above and to take into consideration a market cap-to-revenue ratio. The 2024 Peer Group, which was used to inform decisions in setting 2024 target pay for NEOs, consists of the following companies:

■ Avery Dennison Corporation	■ General Mills Inc.	■ Molson Coors Beverage Company
■ Campbell Soup Company	■ Graphic Packaging International(1)	■ Packaging Corporation of America
■ ConAgra Brands, Inc.	■ International Flavors & Fragrances Inc	■ PPG Industries, Inc.
■ Crown Holdings Inc.	■ Kimberly-Clark Corporation	■ Silgan Holdings Inc.(1)
■ Eastman Chemical Company	■ Keurig Dr. Pepper	■ The Sherwin Williams Company

(1)
Graphic Packaging International and Silgan Holdings Inc. were newly added peers for 2024.

(2)
Eaton Corporation plc was removed from the peer group for 2024.

Farient Advisers conducted a review of the 2024 Peer Group in the second quarter of 2024 to determine whether any adjustments may be required due to various factors, including changes to Ball’s strategy and the sale of Aerospace. As a result of this review, it was concluded that no changes were required to the Peer Group. Consequently, the same Peer Group was used to inform decisions about 2025 target pay for NEOs.
PROCESS FOR DETERMINING EXECUTIVE COMPENSATION
The HR Committee reviews and adjusts executive target total compensation levels, including long-term incentive levels, in January of each year.
We begin the annual process by reviewing each executive officer’s target total compensation in relation to the 50th percentile of the General Industry and/or Peer Group. The Consultant, in collaboration with our Total Rewards Department, gathers this data, presents it to management and the HR Committee in detailed reports providing a comparative analysis of our executive officer compensation to the market data.
Additionally, the Consultant creates a tally sheet for each executive, outlining the executive’s total target and actual pay history, as well as total proposed pay for the coming year, including equity pay under different performance scenarios. The HR Committee uses the tally sheets to analyze and determine executive officer pay recommendations and to understand each executive’s potential realizable compensation. The Consultant also prepares for the HR Committee an independent review and recommendation regarding the CEO’s compensation. In its deliberations, the HR Committee meets with the CEO and other members of senior management, as appropriate, to discuss the application of the competitive benchmarking (pay and performance) relative to Ball’s unique structure and needs.
The HR Committee sets the CEO’s target total compensation package during an executive session without the CEO present. This is based on the HR Committee’s review of the Consultant’s recommendation, peer and competitive information, an assessment of the CEO’s relative tenure and individual performance, Ball’s financial and operating performance, and appropriate business judgment.
The CEO makes a recommendation for the target total compensation of other executive officers, including the other NEOs after reviewing each executive’s and the organization’s business performance and the executive’s responsibilities and experience relative to the competitive market information prepared by the Consultant. The HR Committee uses its business judgement to establish the compensation packages for the other executive officers considering the CEO’s recommendations and each executive officer’s individual job responsibilities, experience and overall performance.
The company’s pay philosophy is to pay at or around the median of the market for each role. However, the HR Committee may set a particular executive’s target compensation higher or lower than the 50th percentile when circumstances warrant. For example, when reviewing compensation due to a promotion, an individual may be placed below the 50th percentile for the new role and then adjusted closer to the market median over time, in order to ensure the individual is successfully performing and growing into the new role. Similarly, a long-tenured, experienced and high-performing individual may be placed above median. The HR Committee may adjust an executive’s compensation level during the year as a result of a promotion. Such adjustments take into consideration competitive market data and recommendations from the Consultant and the CEO, as well as the additional responsibilities and overall experience and performance of the executive.

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EXECUTIVE COMPENSATION

SPECIFICS RELATED TO 2024 EXECUTIVE COMPENSATION
When making target total compensation decisions for NEOs in January 2024, the HR Committee took into account the operating and financial performance in 2023, which resulted in a one-year total return to shareholders of 14.1%, based on stock price appreciation plus reinvested dividends, which was above the 7.6% return of the Dow Jones Containers and Packaging index and below the 26.3% return of the S&P 500.
In 2023 Ball also generated $141 million EVA® dollars (above the minimum 9% after-tax hurdle rate). The Committee took very seriously the business challenges encountered in 2023, and the resulting share price performance, while also recognizing that all of the NEOs contributed to the company’s initiatives in 2023, including:
■
balancing supply/demand through closing high-cost manufacturing plants in favor of new high efficiency state-of-the-art facilities, to drive improved financial results and long-term capital efficiency;

■
constructing two new beverage can facilities in EMEA to serve long-term volume growth;

■
entering into an agreement to sell our Aerospace business which resulted in receipt of approximately $5.6 billion of proceeds, allowing for significant deleveraging, reduction in invested capital and return of value to shareholders;

■
expanding our global aluminum aerosol and reclosable bottle portfolio to provide personal care and refillable packaging solutions, resulting in 8% volume growth;

■
expanding our development programs throughout the business, from increasing our investment in production management roles through to enhancing our management development curriculum;

■
continuing our work on ambitious 2030 ESG and sustainability goals, including making progress on workplace inclusion, global recycling goals and publishing our Climate Transition Plan to provide key scenarios related to our aspiration to achieve net zero greenhouse gas emissions before 2050;

■
supporting our global communities where we live and operate with employees supporting 2,800 nonprofit organizations across 30 countries and contributing 30,000 volunteer hours; and

■
joining the World Economic Forum’s First Movers Coalition to lead collaboration across the aluminum industry to prioritize circularity and decarbonize the industry, achieving Aluminum Stewardship Initiative, ASI certification across our global footprint, remaining on the 2023 Dow Jones Sustainability Index, North America, receiving an A- in the CDP’s climate change questionnaire in 2023.

2024 Base Salary
Base salary levels are set based on factors such as job responsibilities, the Committee’s and the CEO’s subjective judgment of performance and contribution to overall business performance, tenure and experience level, internal base pay increase budgets by country, external market base salary movement, and market competitiveness as compared to 50th percentile data. The HR Committee reviewed base salary levels during the annual executive compensation review described in the previous section, and approved salary increases for all NEOs, with the exception of the CEO, in late January 2024, with changes effective from January 1, 2024.
NEO	2024 Base Salary	Rationale
Daniel W. Fisher	$1,250,000
2024 base salaries for all NEOs’ were based on the executive compensation review, including an analysis of external market data provided by Farient Advisers, and reflected an increase consistent with Ball’s base pay increase budget, except for Mr. Fisher who did not receive an increase for 2024 reflecting the Board’s view that he was appropriately positioned versus the market for his tenure as CEO.

Howard H. Yu	$728,000
Carey S. Causey	$590,000
Ronald J. Lewis	$791,918
Hannah S. Lim-Johnson	$572,000
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EXECUTIVE COMPENSATION

2024 Annual Incentive
The 2024 annual pay-for-performance incentive was designed to encourage and reward the NEOs for making decisions that improve performance as measured by EVA®. The focus on EVA® has supported sustained shareholder value creation by requiring the business to earn returns that exceed its cost of capital. EVA® has been the single measure for our Annual Incentive for over three decades and it has aligned management’s reward with share price growth and shareholder returns. We continue to focus on ways to drive a shareholder mindset and returns focused thinking throughout the organization. EVA® is calculated by subtracting a charge for the use of invested capital from net operating profit after-tax as illustrated below:
EVA®	=	⎛ ⎜ ⎝	Net Operating Profit After-Tax (“NOPAT”)	⎞ ⎟ ⎠	minus	⎛ ⎜ ⎝	Capital Charge (the Amount of Capital Invested by Us Multiplied by Our After-Tax Hurdle Rate)	⎞ ⎟ ⎠
Generating profits in excess of both operating and capital costs (debt and equity) creates EVA® dollars. If EVA® improves, by definition, shareholder value has been created.
For the 2024 Annual Incentive, the EVA® component for all NEOs (which accounted for 80% of the total opportunity) was based on Ball’s consolidated EVA® performance, eliminating individual region and operating unit performance factors, simplifying the design and ensuring focus on enterprise-wide results. To ensure focus on critical functional and regional priorities, the remaining 20% related to Individual Performance Objectives. These reflected key leadership and strategic goals for each NEO and were approved by the HR Committee. The overall opportunity was capped at 200% of target and we further simplified the design by removing the banking facility.
Our estimated weighted average cost of capital (“WACC”) is approximately 7%. However, when determining EVA® dollars generated for purposes of calculating incentive compensation, we use a formula that applies a minimum hurdle rate of 9% after-tax. As shown below, setting the hurdle rate above the WACC ensures that shareholders benefit before the incentive plans begin to reward our employees.
In some cases, such as when we calculate EVA® dollars generated for higher-risk regions, emerging markets, or new technologies, we require hurdle rates higher than 9% after-tax.
2024 Annual Incentive Performance Targets
The annual incentive plan design requires continuous improvement to achieve payouts at or above target over time. Targets are established annually for Ball based on prior performance, and we have followed an approach to goal-setting that is consistent,
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EXECUTIVE COMPENSATION

objective, formulaic, and continuously focuses on EVA® dollar growth. This process requires consistent incremental value creation, and allows for direct employee engagement in achieving desired results that are aligned with shareholder interests.
EVA® financial performance relative to the established EVA® target for Ball determines the amount, if any, of an NEO’s award under the Annual Incentive. For 2024, as in prior years, the EVA® target was calculated as follows:
Current Year’s EVA® Target	=	⎛ ⎜ ⎝	Prior Year’s EVA® Target	⎞ ⎟ ⎠	Plus 1/2	⎛ ⎜ ⎝	Prior Year’s Actual EVA®	minus	Prior Year’s EVA® Target	⎞ ⎟ ⎠
2024 Annual Incentive Target Award Amounts
The HR Committee establishes a target incentive opportunity for each NEO every year. NEOs can earn higher awards for above-target performance (up to a maximum of 200% of target) or lower awards (possibly zero) for below-target performance. Target awards, which are expressed as a percentage of annual base salary, are established based upon individual responsibilities, individual performance, internal pay equity, our financial and operating performance, and market competitiveness as compared to the 50th percentile of market data.
The 2024 target incentive opportunity for each ELT member, including NEOs, was dependent upon Ball’s consolidated EVA® performance (80%) and Individual Performance Objectives (20%). The table below shows, for each NEO, the 2024 target incentive opportunity.
	Target Annual Incentive
NEO	% of Base	$ Value
Daniel W. Fisher	145%	$1,812,500
Howard H. Yu	90%	$655,200
Carey S. Causey	90%	$531,000
Ronald J. Lewis	100%	$791,918
Hannah S. Lim-Johnson	80%	$457,600
Annual Incentive Payouts for 2024
Annual incentive payments for the NEOs each year can range from 0% to 200% of the target incentive opportunity based on corporate EVA® performance (80%) and Individual Performance Objectives (IPOs) (20%). Effective January 1, 2024, the company removed the banking feature to simplify our annual incentive program.
EVA® outcome
For the portion of the plan based on Ball’s corporate consolidated EVA® results, there is no payout when actual EVA® is $230 million less than target EVA®. A maximum payout of 200% may be achieved if actual EVA® is $115 million or higher above target EVA®.
In 2024, Ball’s consolidated EVA® performance was higher than our EVA® target by $212.1 million and resulted in a payout at the maximum 200% of target for the EVA® component, as shown below:
Performance Measure	Threshold (0% payout)	Target (100% payout)	Maximum (200% payout)	Actual
EVA®	$(76.5m)	$153.5m	$268.5m	$365.6m
Individual Performance Objectives Outcomes
Each ELT member, including NEOs, had Individual Performance Objectives (IPOs) for 2024 which were approved by the HR Committee in early 2024. Each ELT member had one consistent objective related to leadership and talent management in support of organizational performance, given the transformation of the operating model, as well as other goals related to specific key strategic business objectives within their remit.
In January 2025, the HR Committee evaluated the performance of the CEO against his IPOs and approved the outcome for this element of the annual incentive, noting that this was a pivotal year for the Company. The CEO recommended proposed IPO outcomes for each of the other ELT members, including NEOs, based on his assessment of their 2024 performance against goals. The HR Committee considered the CEO’s recommendations and approved the final IPO outcomes for these individuals.
In determining the IPO outcomes for the NEOs, the HR Committee reviewed the details of performance against the IPOs for the year, a summary of which is set out below for the CEO.
CEO’s performance against objectives:
Financial
■
Achieved over a 9% year-over-year increase in EPS growth, ahead of 2024 goal.

■
Increased Operating Earnings by 131 million year-over-year (~9.7% growth), excluding Aerospace.

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■
Delivered strong adjusted Free Cash Flow ($397 million), reflecting disciplined capital and cash management.

■
Returned $1.96 billion to shareholders via share repurchases and dividends and reduced debt by ~2.9 billion.

■
Decreased factoring by ~$475 million year-over-year, contributing to enhanced earnings and EPS.

Commercial and Operational
■
Took transformative actions taken to align Ball’s portfolio with strategic priorities and create a pathway for sustained growth. Portfolio optimization included the sale of Ball Aerospace, deleveraging the balance sheet from 3.7x to 2.5x against an objective of 3x, the acquisition of Alucan, enhancing our presence in large-diameter bottles across Europe, and entering into agreements on other strategic divestitures and acquisitions, including the transition of the cups business to a joint venture structure, providing a more focused and agile approach to its market potential.

■
Launched a strategic growth algorithm with clear metrics, ensuring alignment across the organization and building trust within the investor community and reset forward guidance at Investor Day, aligning investor expectations with our growth trajectory and reinforcing confidence in Ball’s future.

■
Partnered with global leaders like Red Bull and Pepsi to advance sustainability initiatives and introduce innovative product solutions, securing key customer engagements.

■
Established Ball Operational Excellence (BOE) as an enterprise-wide framework to drive standardization and greater stability, implementing common KPIs across operations and standardized management routines.

People, Culture and Leadership
■
Successfully launched a new operating model and enabling structures, fostering clarity and alignment throughout the organization. The Ball Business System serves as a playbook to scale, standardize, and continuously improve all aspects of the enterprise.

■
Achieved a TRIR of 1.21, exceeding safety targets and maintaining industry-leading safety performance.

■
Developed performance-based metrics and KPIs for the ELT, ensuring accountability and shared ownership of results, strengthened the ELT through onboarding key leaders, including a new CFO, CLO, and EMEA Region President and invested in understanding and appreciating leadership and learning style differences to enhance team effectiveness.
■
Redesigned incentive plans for 2025 to ensure continued alignment with strategic priorities whilst also providing a focus on functional and regional objectives.

■
Developed a new vision called “Our Purpose and Our Promise”, which embraces a growth-oriented mindset emphasizing agility, innovation, and collaboration, and launched a new company brand with refreshed visual identity and assets to reflect our aspirations.

■
Demonstrated our continued commitment to communities through volunteerism, global disaster relief efforts, and impactful employee and foundation giving initiatives.

The following table shows the actual annual incentive awards earned in 2024 and paid in early 2025 as a result of the year’s EVA® performance and IPO outcomes.
NEO	Overall Payout amt (USD)	Overall Payout % (of target)
Daniel W. Fisher	$3,335,000	184%
Howard H. Yu	$1,179,360	180%
Carey S. Causey	$977,040	184%
Ronald J. Lewis	$1,488,807	188%
Hannah S Lim-Johnson	$814,528	178%
Certain U.S. based executives, including the NEOs, may elect to defer the payment of all or a portion of their annual incentive compensation into the 2005 Deferred Compensation Plan (cash plan) and/or the 2005 Deferred Compensation Company Stock Plan (stock plan), as described under “Non-Qualified Deferred Compensation.”
2024 Long-Term Incentives
Long-term incentive (“LTI”) compensation is designed to promote the achievement of Ball’s longer-term financial performance goals and enhanced Total Shareholder Return (“TSR”), and has been provided through a combination of equity and cash awards, with the 2024 LTI award mix approved by the HR Committee as follows (no change from 2023):
■
20% Long-Term Cash Incentive Compensation (“LTCIC”);

■
40% Stock Options; and

■
40% Performance Contingent Restricted Stock units (“PC-RSUs”).

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2024 Long-Term Target Awards
The HR Committee sets the total target amount of LTI, based on the grant date expected value, after considering individual roles and responsibilities, individual performance, internal pay equity, financial and operating performance, and market competitiveness as compared to the 50th percentile of market data. The HR Committee approved the following target awards for the 2024 grants:
		Mix of Long-Term Incentive Vehicles
NEO*	Total Target LTI Value ($)	LTCIC	Stock Options	PC-RSUs
Daniel W. Fisher	$8,037,500	$1,607,500	$3,215,000	$3,215,000
Howard H. Yu	$1,820,000	$364,000	$728,000	$728,000
Carey S. Causey	$1,180,000	$236,000	$472,000	$472,000
Ronald J. Lewis	$1,700,000	$340,000	$680,000	$680,000
Hannah S. Lim-Johnson	$950,000	$190,000	$380,000	$380,000
As described below, LTI awards provide value only if Ball achieves positive stock price appreciation (stock options) and/or strong financial performance against the performance metrics (LTCIC and PC-RSUs).
Performance for the LTCIC and the PC-RSUs is measured over a three-year performance period. Since awards are made annually, results for any year are considered in each of three overlapping performance periods.
Long-Term Performance-Based Cash Awards
The 2024 LTCIC award is intended to focus executives on the achievement of three-year performance goals which will enhance shareholder value. The two performance metrics are relative TSR and Return on Average Invested Capital (“ROAIC”), weighted equally.
Relative TSR metric —  The performance measure for half of the LTCIC award is our three-year TSR measured against the TSRs of a subset of companies in the S&P 500 (excluding companies that are classified as being part of the Financial or Utilities industry sectors or the Transportation industry group and companies added to the S&P 500 during the performance period). TSR is measured by comparing our average daily closing price and dividends in the third year of the performance period with the average daily closing price and dividends for the year prior to the start of the performance period. The target performance requirement for the TSR measure is the 50th percentile of the S&P 500 subset described above.
ROAIC metric —  The other half of the LTCIC award is based on average ROAIC performance over the three-year period. ROAIC is calculated by dividing the average of Ball’s net operating profit after-tax over the relevant performance period by average invested capital over such period. The threshold performance requirement of 7% and the target performance requirement of 9% are both greater than our estimated weighted average cost of capital. As a result, management is not rewarded until shareholder value has been created.
Performance Targets —  The target, threshold and maximum performance requirements for the two metrics for the awards granted in 2024 were as follows:
Performance Measure	Threshold (0% payout)	Target (100% payout)	Maximum (200% payout)
TSR	37.5th percentile	50th percentile	75th percentile
ROAIC (after tax)	7%	9%	11%
Performance between threshold and target or target and maximum for either metric is interpolated on a straight-line basis to determine the payout factor.
An executive’s award for any given performance period is calculated as follows:
LTCIC Payment	=	Fixed Target Dollar Amount	times	⎛ ⎜ ⎜ ⎜ ⎝	⎛ ⎜ ⎜ ⎝	50% x TSR Payout Factor	⎞ ⎟ ⎟ ⎠	plus	⎛ ⎜ ⎜ ⎝	50% x ROAIC Payout Factor	⎞ ⎟ ⎟ ⎠	⎞ ⎟ ⎟ ⎟ ⎠
Long-Term Equity-Based Awards
Our equity awards are tied to the price of Ball Corporation common stock. Annual equity awards associated with target total compensation are typically granted in January or February. Equity awards may be granted at other times as part of an executive’s promotion, to recognize extraordinary performance, or for retention purposes. In addition, newly hired executives may receive equity awards when they join Ball.
In early 2024, the HR Committee approved the award of stock options and PC-RSUs to the NEOs and executive officers. All equity awards are made under the Amended and Restated 2013 Stock and Cash Incentive Plan.
■
Stock Options:  Stock options are granted to reward executives for the creation of shareholder value, as options will only provide value to executives if the price of our stock increases from the grant date of the options. Stock options generally vest at 25% on each of the first four anniversaries of the grant date and expire ten years after the grant date. The grant value of each stock option is based on the Black-Scholes value of our common stock on the date of grant.

■
Performance-Contingent RSUs:  PC-RSUs are granted to promote share ownership through the

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achievement of defined multi-year performance goals that enhance shareholder value. The performance measure is a future target value of our absolute corporate consolidated EVA® dollars generated in the third year of the performance period.
The calculation of the target value begins with the actual consolidated EVA® dollars generated, in excess of the 9% after tax hurdle rate, in the year prior to the start of the performance period. That amount is then increased by a compound annual growth rate of 4% over the three-year period.
The threshold performance level before any award will vest is absolute EVA® dollars achieved as of the year prior to the start of the performance period. In this case, even though we would have continued to generate positive EVA® and contributed to ongoing shareholder returns, the lack of EVA® dollar growth over the performance period results in a zero payout.
The maximum performance level is only achieved if we generate absolute EVA® dollars in the third year of the performance period at, or above, a value calculated in the same manner as the target, but using an aggressive compound annual growth rate of 8% over the three-year period.
Performance Targets —  The target, threshold and maximum performance requirements for the 2024-2026 award of PC-RSUs are as follows:
Performance Measure	Threshold (0% payout)	Target (100% payout)	Maximum (200% payout)
Target Corporate Consolidated
Absolute EVA® Dollars	$140.9 million	$158.5 million	$177.5 million
Performance between threshold and target or target and maximum is interpolated on a straight-line basis to determine the payout factor.
Recently Concluded Awards
2022-2024 LTCIC —  Performance against the targets is summarized below.
Performance Measure	Threshold (0% payout)	Target (100% payout)	Maximum (200% payout)	Actual	Payout
TSR	37.5th percentile	50th percentile	75th percentile	13.8th percentile	0%
ROAIC (after tax)	7%	9%	11%	11.1%	200%
Overall payout%					100%
As a result, cash payouts (made in early 2025) to the NEOs were 100% of their target opportunities, as shown below:
NEO*	Target LTCIC Dollar Value for the 2022-2024 Performance Period
Daniel W. Fisher		$1,097,000
Howard H. Yu	$	N/a
Carey S. Causey		$82,000
Ronald J. Lewis		$330,000
Hannah S. Lim-Johnson	$	N/a
Howard Yu and Hannah Lim-Johnson were not employees at the time of the 2022 LTCIC awards.
2022-2024 PCRSUs —  Performance against the targets is summarized below.
Performance Measure	Threshold 0%	Target 100%	Maximum 200%	Actual	Payout %
EVA $	289.8m	326.0m	365.1m	365.6m	200%
As a result, 2022-2024 PC-RSUs vested at 200% of target for Daniel W. Fisher, Carey S. Causey and Ronald J. Lewis.
OTHER EQUITY AWARDS
Restricted Stock or RSUs
The HR Committee or CEO may grant restricted stock or RSUs which are generally provided in limited circumstances such as to newly promoted or newly hired employees. As permitted by the Amended and Restated 2013 Stock and Cash Incentive Plan, the HR Committee delegated to the CEO the authority to grant up to a maximum of 10,000 restricted shares or RSUs in a calendar year to any one individual who is not an officer. Any such grant is ratified by the HR Committee at its first meeting following the grant. Any such grants made in 2024 which were specified as a percentage of salary were typically converted to a number of Ball units based on the closing stock price on the day of the grant, however they may be calculated using the closing stock price on a specific day in the future as defined by the HR Committee or the CEO.
Restricted stock awards and RSUs generally vest in specified increments on successive anniversaries of the grant date. These grants serve as a long-term incentive element, promote share ownership, and may provide an executive retention incentive. The HR Committee approved a performance based RSU award to be granted to Mr. Lewis in January 2024. This award related to his new position of Chief Operations & Supply Chain Officer and was in recognition of the critical nature of his role, the skillset required to drive the transformation effort and deliver significant cost savings and reflected that there were no other compensation changes associated with him taking on this role (other than regular 2024 base pay increase).
The target value of the award was $750,000 (1x base) and the award vests on the second anniversary of grant subject to

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performance metrics tied to the level of achieved run rate cost reduction by the end of 2025. The details of these RSUs are reported in the “Summary Compensation Table” and the “Grants of Plan-Based Awards Table.”
Deposit Share Program
This program has been in existence for many years, offered from time to time, and is used to further drive an ownership culture, especially among new leaders who may have little-to-no Ball stock ownership, and to further align our leadership focus with shareholder interests. When offered, this program is only available to a participant who voluntarily acquires new shares of Ball common stock. Under the Deposit Share Program (“DSP”), for every common share of stock a participant acquires (during the specified acquisition period) and subsequently holds (for the minimum holding period outlined below) the participant receives one matching RSU. New shares may be attained in the open market, through the exercise of stock options, or, if eligible, deferral of annual incentive compensation to the Deferred Compensation Company Stock Plan. The DSP match is available up to a maximum number of shares pre-established by the HR Committee for each individual.
RSUs granted pursuant to the DSP are made on the 15th day of the last month of a calendar quarter after a participant submits adequate documentation detailing the acquisition of the newly acquired shares. Matching RSUs vest on one of two schedules. For a participant who has not met applicable stock ownership guidelines (a value equal to a multiple of base pay as outlined in the Stock Ownership Guidelines section of this CD&A), matching RSUs will cliff vest four years from the grant date as long as the participant continues to hold the associated newly-acquired shares during that complete four year period. If the participant meets their applicable stock ownership guideline by the second anniversary of the grant date and maintains those ownership guidelines on each subsequent anniversary throughout, the matching RSUs will vest at the rate of 30% at the end of the second and third years and 40% at the end of the fourth year. As in 2023, no new opportunities were offered to the NEOs under the DSP in 2024.
Retirement and Deferred Compensation Benefits
We strive for overall benefits to be competitive with the market. All NEOs participate in the same benefit plans and on the same terms as provided to all other U.S. salaried employees.
We sponsor a qualified defined benefit pension plan (the “Ball Pension Plan”) in the U.S. which covers all U.S. salaried employees, including the NEOs, who were employed prior to January 1, 2022. The Ball Pension Plan was closed to new participants on January 1, 2022, and employees hired, or rehired, on or after this date are not eligible for the plan, and may be eligible to receive an annual company contribution to the 401(k) savings plan. The benefit provided under the Ball Pension Plan is an accumulated annual credit based on base salary, the Social Security Wage Base and a multiplier that varies with length of service.
Certain executives, including the NEOs, may also receive benefits under the non-qualified Supplemental Employee Retirement Plan (“SERP”), which replaces benefits that would have been available in the qualified pension plan but for the limits on covered compensation set by the Internal Revenue Code of 1986, as amended. The SERP is designed to provide retirement benefits calculated on base salary that exceeds the maximum amount of pay that can be included in the pension calculation under a qualified pension plan. The SERP was also closed to new participants on January 1, 2022, and executives hired, or rehired (or who otherwise would have been eligible based on meeting the compensation requirement), on or after this date are not eligible for this plan, and may be eligible to receive an annual company contribution under the deferred compensation program. Further information regarding the pension plans and the SERP appears in the “Pension Benefits Table”.
Our U.S. pension plans and SERP provide pension benefits based on base salary only. Incentive compensation is not included in the pension calculation.
Our 401(k) savings plan is a tax-qualified defined contribution plan that allows U.S. salaried employees, including the NEOs, to contribute to the plan 1% to 55% of their base salary up to IRS-determined limits on either a before-tax or after-tax (Roth) basis. Ball matches 100% of the first 3% of base salary contributed, and 50% of the next 2% of base salary contributed, up to a maximum match of 4% of base salary contributed. Employees not eligible for the Ball Pension Plan may be eligible for an annual company contribution equal to 5% of their eligible compensation.
Additionally, we offer a non-qualified deferred compensation program to certain U.S. employees, including the NEOs, which provides for eligible participants to save amounts above qualified plan limits for retirement and other financial objectives. Under the terms of the deferred compensation program, participants are eligible to defer their annual incentive compensation, certain RSU awards or both. When amounts are deferred, participants become general unsecured creditors of the company and deferred amounts become subject to claims on the same basis as other general unsecured creditors. See “NON-QUALIFIED DEFERRED COMPENSATION PLANS TABLE” on page 50 for a more detailed description of our deferred compensation plans.

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OTHER EXECUTIVE COMPENSATION POLICIES AND GUIDELINES
Risk Assessment
The HR Committee frequently reviews the relationship between risk and reward in our compensation programs through both recurring in-depth reviews and the ongoing review of any program changes as they occur. At this time, the HR Committee does not believe Ball’s compensation programs encourage excessive or inappropriate risk. Our internal assessment of risk confirms that our compensation arrangements are performance driven and have strong governance and control mechanisms.
The HR Committee’s Consultant conducted a risk assessment of our executive compensation programs in 2024 and reported the results to the HR Committee. The Consultant reviews a number of criteria regarding compensation design and governance and considers whether any of our programs, policies or practices may generate financial risks, operational risks or reputational risks. The Consultant did not identify any elements within our compensation programs and processes that pose material risk to Ball. In particular, the Consultant determined that Ball’s incentive plans and processes are well designed, diversified and appropriately structured to mitigate risk without diluting incentives for high performance.
Stock Ownership Guidelines
Consistent with our stock ownership philosophy, the HR Committee has established guidelines for senior management and executive officers, who are expected to achieve the required levels of ownership within five years of their hire or promotion. The 2024 stock ownership guidelines (minimum requirements) are as follows:
Executive	Ownership Multiple (of Base Salary)
Chairman and CEO	6x
SVPs and EVPs	3x
All executive officers are in compliance with our stock ownership guidelines. Two of the NEOs, Mr. Yu and Ms. Lim-Johnson, who both joined the company in September 2023, are in the process of attaining the required shares within the prescribed timeframe. Ms. Causey, promoted to her new role on January 1, 2024, is also in the process of attaining her updated requirement within the prescribed timeframe.
Anti-Hedging and Anti-Pledging Policy
Ball employees, officers and directors may not engage in any transaction in Ball securities, including purchases, sales, pledges, hedges, loans and gifts, while they possess material nonpublic information. Additionally, insider employees, including Section 16 officers and their immediate family members and entities they control, may not engage in hedging transactions (such as equity swaps and forward sale contracts), that would neutralize the economic risk associated with holding Ball Corporation common stock. Executives and directors are permitted to use contracts to purchase or sell Ball Corporation common stock including pursuant to SEC Rule 10b5-1, subject to preapproval and applicable rules, but put and call options, pledging, and short selling transactions are not permitted. Directors and officers are also prohibited from holding Ball Corporation securities in margin accounts and from pledging Ball Corporation securities as collateral for a loan.
Recoupment (“Clawback”) Policy
As reported in last year’s CD&A, the company adopted a new Incentive Compensation Recoupment Policy in October 2023 to address the recovery of erroneously awarded incentive-based compensation in compliance with the rules set forth in Section 10D-1 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the related listing rules of the New York Stock Exchange (the “NYSE”), specifically including Section 303A.14 of the NYSE Listed Company Manual. This new policy supplements the company’s already existent recoupment provisions within the Amended and Restated 2013 Stock and Cash Incentive Plan ensuring that the company is in compliance with, and in several elements in excess of, the Exchange Act minimum requirements. The company’s current recoupment policy is summarized below.
If the company is required to restate financial results due to noncompliance with financial reporting requirements, the company shall take action to recoup the amount of incentive-based compensation from all executive officers (current or former) subject to the NYSE requirements which exceeded the amount of incentive-based compensation that otherwise would have been paid, vested or issued to the executive officers had the amount been determined based upon the results of the financial restatement.
Additionally, if the company finds that an executive officer or executive at the level of vice president or above has engaged in acts such as fraud, intentional misconduct or actions causing harm to Ball Corporation, and as a result received undue compensation, it reserves the right to take corrective measures, including but not limited to, recoupment of any compensation, wherever it may reside. This applies even if the acts do not require a financial restatement and even if the compensation is not incentive-based compensation. Remedial actions may include, as

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allowed by law and, consistent with existing plan documents, requiring the reimbursement or cancellation of incentive compensation, including options, ‘RSUs, and other service-based awards.
Policies and Practices Related to the Grant of Certain Equity Awards
The Company grants awards without regard to the share price or the timing of the release of material nonpublic information and does not time grants for the purpose of affecting the value of executive compensation. Our long-term incentive program includes the grant of stock options. In accordance with our annual compensation cycle, annual equity awards are granted to our executive officers when the Human Resources Committee meets in the first quarter of each year (typically, January or February). The dates for the committee meetings are scheduled in advance on a fairly consistent cadence each year. In accordance with the Company’s long-standing practice, equity awards for new hires and promotions are generally made on the 15th day of the month following the date of hire or promotion. As a result of the Company’s policies and practices, the timing of grants of equity awards, including stock options, is independent of the release of any material, nonpublic information.
Severance and Change in Control Benefits
The NEOs are covered by arrangements that specify payments in the event the executive’s employment is terminated. The type and amount of payments vary by executive level and whether the termination is following a change in control. These severance benefits, which are competitive with General Industry practices, are payable only if the executive’s employment is terminated as specified in the applicable agreements. Further discussion is provided under “Other Potential Post-Termination Employment Benefits.”
Accounting and Tax Considerations
When establishing pay elements or associated programs, the HR Committee reviews projections of the estimated pro forma expense and tax impact of all material elements of the executive compensation program. Generally, an accounting expense is accrued over the requisite service period of the particular pay element, which in many cases is equal to the performance period, and we may realize a tax deduction when compensation is actually paid to or realized by the executive.
Code Section 280G considerations related to tax reimbursements made to executives for taxes on amounts paid in the event of termination following a change in control are discussed in the narrative included under “Other Potential Post- Termination Employment Benefits.”

CHANGES TO EXECUTIVE COMPENSATION FOR 2025
As referenced in last year’s Proxy Statement, during 2024, the Human Resources (HR) Committee of the Board reviewed Ball’s incentive programs in light of the company’s next chapter as a pure play aluminum packaging company following the successful sale of the Aerospace business. The HR Committee’s compensation consultant, Farient Advisors, was engaged to provide an independent review of the current reward structure and to provide input on future design.
The HR Committee reviewed design alternatives and approved the final changes to Ball’s reward arrangements for 2025. The 2025 design changes build on the modifications made to the annual incentive plan for 2024, as described in the 2024 CD&A. As a reminder, these modifications included (i) applying Ball’s consolidated EVA® performance rather than regional/operating unit performance, (ii) removing the banking facility from the formula for measuring performance achievement, (iii) introducing a 20% component tied to individual performance objectives for Executive Leadership Team (ELT) members, and (iv) introducing a 200% of target cap on payouts.
The further design changes for 2025 ensure that our incentives are aligned to our strategy of simplifying sustainability for our customers by delivering scalable aluminum packaging solutions and to our ambition of achieving a $30 billion market capitalization by 2030. EVA® served us well as our key incentive metric in the past and will continue to play a role going forward. However, from 2025 we will use a broader set of incentive measures to support our new strategy. The new measures will provide focus on volume growth, operating cash flow efficiency, EPS and EVA® growth and TSR performance relative to the S&P 500. We will also introduce Greenhouse Gas reduction and Safety measures into our incentives for the first time, reflecting their importance to Ball, its customers and other stakeholders, and reinforcing the pathway to our published long-term sustainability goals. These measures will cascade to all employees who participate in the Short-Term and Long-Term incentive
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plans. We regard this as key to advancing our business and strengthening our One Ball winning culture, while also providing more accountability throughout the organization.
For 2025, we will replace EVA® in our Short-Term Incentive Plan with Operating Cash Flow (60% weighting) and Sales Unit Volume Growth (20% weighting), with the remaining 20% continuing to be based on key individual strategic goals for each ELT member, as in 2024.
The core measures for the Performance Stock Units (PSUs) granted in 2025 are EVA® and Earnings Per Share, equally weighted and measured over a three-year performance period, with two modifier measures: relative Total Shareholder Return (rTSR), using the S&P 500 as the comparator group, and a Sustainability Scorecard, which has key indicators for Greenhouse Gas emission reductions (scope 1, 2 and 3) and Safety (Total Recordable Incident Rate reductions). The Sustainability Scorecard will be subject to a qualitative assessment by the HR Committee at the end of the three-year performance period.
The targets for the new performance measures in the STI and PSU awards for 2025 are approved by the HR Committee close to the start of the performance period. In place of automated target setting which we have used in the past, we are moving to a new methodology to set targets. For the core financial metrics in our STI (Operating Cash Flow and Sales Unit Volume Growth) and PSU (EVA® and EPS) from 2025 onwards, the HR Committee will set targets each year based on a range of relevant considerations (for example AOP, 3-year forecasts for Ball and its competitors, probability calculations and other analysis) to ensure that the targets reflect are achievable and motivational and suitably stretching at the maximum payout level.
Finally, all Long-Term incentive (LTI) awards granted from 2025 onwards will be stock based as we have replaced the Long-Term Cash Incentive Compensation plan with Restricted Stock Units (RSUs), thereby creating greater alignment with shareholders. We will retain PSUs and stock options in the LTI program, with the following weightings for the Executive Leadership Team in 2025: PSUs (50%), RSUs (25%) and options (25%). RSUs will have a 3-year vesting period and options will vest as they do currently which is one-quarter on each of the first four anniversaries of grant.
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REPORT OF THE HUMAN RESOURCES COMMITTEE OF THE BOARD OF DIRECTORS

The HR Committee has reviewed the above CD&A and discussed its contents with members of our management team. Based on this review and discussion, the HR Committee has recommended that this CD&A be incorporated by reference in our Annual Report on Form 10-K as set out in this Proxy Statement.
Todd A. Penegor
Aaron M. Erter
Cynthia A. Niekamp
Betty J. Sapp
Stuart A. Taylor II
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COMPENSATION TABLES AND NARRATIVE

SUMMARY COMPENSATION TABLE
The “Summary Compensation Table” represents all fiscal year 2024 elements of compensation for Ball’s NEOs including:
■
Base salary earned

■
Awards earned under the Annual EVA® Incentive Compensation Plan for 2024 performance

■
Awards earned under the LTCIC for the three-year performance period ended in 2024

■
Fair value of PC-RSU and/or other RSU awards granted in 2024, calculated in accordance with Topic 718

■
Fair value of Stock Options awards granted in 2024, calculated in accordance with Topic 718

The 2024 payout factors used to determine the amounts earned for the Annual EVA® Incentive Compensation Plan and LTCIC for the NEOs are provided under “Recently Concluded Awards” in this CD&A.
In addition to these elements of compensation, the table also presents the change in 2024 in the value of pensions payable at age 65 for the NEOs as well as above-market earnings associated with non-qualified deferred compensation. Interest rates for certain of our predecessor deferred compensation plans vary; some provide for an interest rate that is equal to the Moody’s Seasoned Corporate Bond Index (“Moody’s”); some provide for an interest rate that is 5 percentage points higher than Moody’s; and one provides for a fixed interest rate equal to 9%. No additional deferrals are permitted into these plans. Any earnings credited to accounts within plans that provide the Moody’s rate plus 5 percentage points or the 9% fixed interest that is in excess of above-market earnings that would have been credited at a rate that is 120% of the applicable federal long-term rate have been classified as above-market earnings on deferred compensation.
The “All Other Compensation” column represents the sum of the values of a variety of standard executive programs, including but not limited to:
■
Perquisites and other personal benefits

■
Company contributions to defined contribution plans or deferred compensation plans

■
Company-paid insurance premiums

■
Company match of securities purchases pursuant to Ball’s broad-based Employee Stock Purchase Plan (“ESPP”)

■
Amounts related to the company’s expatriate assignment and relocation programs

The individual values are disclosed in the “All Other Compensation Table” that follows the “Summary Compensation Table.” Details regarding post-employment compensation are discussed under “Other Potential Post-Employment Benefits.”
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EXECUTIVE COMPENSATION

Name & Principal Position	Year	Salary ($)(7)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	Change in Pension Value and Non-Qualified Deferred Compensation Earnings ($)(4)	All Other Compensation ($)(5)	Total ($)
Daniel W. Fisher Chairman and Chief Executive Officer	2024	$1,250,000	$0	$3,214,983	$3,215,001	$4,432,000	$111,795	$105,558	$12,329,337
	2023	$1,249,038	$0	$2,900,025	$2,899,992	$2,050,485	$174,155	$44,861	$9,318,556
	2022	$1,086,231	$0	$3,019,438	$2,193,986	$493,700	$0	$46,026	$6,839,380
Howard H. Yu(6) Chief Financial Officer	2024	$727,462	$300,000	$727,986	$727,997	$1,179,360	$0	$51,309	$3,714,114
	2023	$175,000	$700,000	$2,682,929	$0	$153,632	$0	$698,748	$4,410,309
	2022	$0	$0	$0	$0	$0	$0	$0	$0
Ronald J. Lewis Chief Supply Chain & Operations Officer	2024	$791,193	$0	$1,430,049	$680,001	$1,818,807	$97,650	$39,297	$4,856,997
	2023	$753,650	$0	$660,026	$659,999	$737,389	$106,018	$104,299	$3,021,381
	2022	$724,715	$0	$660,010	$660,000	$221,756	$38,826	$1,132,218	$3,437,526
Carey S. Causey(6) Chief Growth Officer	2024	$586,849	$0	$471,990	$472,007	$1,059,040	$31,599	$467,242	$3,088,727
	2023	$0	$0	$0	$0	$0	$0	$0	$0
	2022	$0	$0	$0	$0	$0	$0	$0	$0
Hannah S. Lim-Johnson(6) Chief Legal Officer	2024	$571,577	$150,000	$380,028	$380,000	$814,528	$0	$170,488	$2,466,621
	2023	$0	$0	$0	$0	$0	$0	$0	$0
	2022	$0	$0	$0	$0	$0	$0	$0	$0

(1)
Reflects the fair value of PC-RSU awards granted for each reported year, calculated in accordance with Topic 718 assuming the probable outcome. The assumptions used in the calculation of these amounts are included in the company’s Annual Report on Form 10-K in Notes 1 and 19 to the Consolidated Financial Statements for fiscal year ended December 31, 2024. At the maximum number, the values for 2024 PC-RSUs are: Mr. Fisher $6,429,967; Mr. Yu $1,445,972; Mr. Lewis $1,359,988; Ms. Causey $943,980; and Ms. Lim-Johnson $760,055. At the maximum number, the values for Mr. Lewis’s 2024 PB-RSUs is $1,125,082.

(2)
Reflects the fair value of Stock Option awards granted for each reported year, calculated in accordance with Topic 718. The assumptions used in the calculation of these amounts are included in Ball’s Annual Report on Form 10-K in Notes 1 and 19 to the Consolidated Financial Statements for fiscal year ended December 31, 2024.

(3)
Includes payouts from the Annual Incentive Compensation Plan and LTCIC, which were earned in 2024 and paid or deferred in 2025. The detail for each NEO is as follows:

Mr. Fisher—Annual Incentive Compensation Plan $3,335,000; LTCIC $1,097,000; and $250,000 of the annual incentive was deferred in February 2025.

Mr. Yu—Annual Incentive Compensation Plan $1,179,360; LTCIC $0; and $589,680 of the annual incentive was deferred in February 2025.

Mr. Lewis—Annual Incentive Compensation Plan $1,488,807; LTCIC $330,000; and $100,000 of the annual incentive was deferred in February 2025.

Ms. Causey—Annual Incentive Compensation Plan $977,040; LTCIC $82,000; and $100,000 of the annual incentive was deferred in February 2025.

Ms. Lim-Johnson—Annual Incentive Compensation Plan $814,528; LTCIC $0; and $100,000 of the annual incentive was deferred in February 2025.

(4)
The aggregate change in pension value and above-market earnings, on deferred compensation for each NEO, is as follows:

Mr. Fisher—$111,795 aggregate change in pension value.

Mr. Lewis—$97,650 aggregate change in pension value.

Ms. Causey—$31,599 aggregate change in pension value.

The change in pension value includes benefit accruals during 2024 and the impact of changes in assumptions from December 31, 2023, to December 31, 2024.
The amounts in this column are excluded for the purpose of determining the NEOs, per item 402(a) of Regulation S-K.
(5)
May include the value of financial planning services, the incremental cost for the personal use of the corporate aircraft, executive physical examinations, employer contributions to 401(k), employer contributions to the Employee Stock Purchase Plan, employer contributions to the 2005 Deferred Compensation Company Stock Plan, employer paid disability insurance premiums, and amounts related to the company’s expatriate assignment and relocation programs. Additional information is included in the “All Other Compensation Table” below.

(6)
As Howard H. Yu joined the company on September 23, 2023, amounts for 2023 reflect time employed in that year. Hannah S. Lim-Johnson joined the company on September 18, 2023 and was not an NEO for 2023, therefore amounts show as zero for that year (and for 2022). Carey Causey was not an NEO in 2023 or 2022, therefore amounts are shown as zeros for that year.

(7)
Salary amounts reflect actual amounts paid to the NEO in the calendar year. As each bi-monthly payment of salary in the US is payment for a two-week period which ends a week before the pay date, actual amounts paid in 2024 as shown in the table can be different from the annual salary as shown in the 2024 Base Salary section on page 34.

NEO	Perquisites and Other Personal Benefits(1)(2)	Payments/ Accruals on Termination Plans	Registrant Contributions to Defined Contribution Plans	Insurance Premiums	Discounted Securities Purchases	Registrant Contributions to Deferred Compensation Plans	Expatriate & Relocation Benefits(3)
Daniel W. Fisher	$70,895	$—	$13,800	$863	$—	$20,000	$—
Howard H. Yu	$—	$—	$31,050	$490	$646	$19,123	$—
Ronald J. Lewis	$—	$—	$13,800	$490	$1,200	$20,000	$3,807
Carey S. Causey	$—	$—	$13,800	$791	$—	$—	$452,651
Hannah S. Lim-Johnson	$—	$—	$31,050	$490	$646	$11,329	$126,973
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EXECUTIVE COMPENSATION

(1)
Includes the value of financial planning services, the incremental cost for the personal use of the corporate aircraft and the value of executive physical examinations.

(2)
The incremental costs of the personal use of our corporate aircraft are determined based on the variable operating costs to the Corporation, including aircraft operating costs, supplies, jet fuel and ancillary costs. As virtually all aircraft usage is for business travel, this methodology excludes fixed costs that do not change based on usage.

Mr. Fisher—The amount reported in this column includes personal use of the corporate aircraft consisting of four trips to an outside Board meeting worth a value of $56,440, two personal flights worth values of $7,412 and $3,808 respectively and the incremental costs of seats for Mr. Fisher’s guests who accompanied him on business trips worth a total value of $1,135.

(3)
The amounts reported in this column include company matching contributions and non-elective company contributions under the company’s 401(k) plan. Messrs. Fisher, Yu, and Lewis, and Mmes. Causey and Lim-Johnson received company matching contributions of $13,800. Mr. Yu and Ms. Lim-Johnson also received non-elective company contributions of $17,250.

(4)
The amounts reported in this column include company matching contributions and supplemental executive company contributions under the company’s 2005 Deferred Compensation Company Stock Plan. Messrs. Fisher and Lewis received company matching contributions of $20,000. Mr. Yu received supplemental executive company contributions of $19,123 and Ms. Lim-Johnson received supplemental executive company contributions of $11,329.

(5)
Mr. Lewis—Prior to Mr. Lewis’ promotion to SVP & Chief Operating Officer Global Beverage Packaging, he was based in the UK on an expatriate international assignment for his prior role as President Beverage Packaging EMEA. As a result of Mr. Lewis’ UK assignment and subsequent relocation to the US in October 2021 for his new role, he was provided benefits under Ball’s expatriate assignment, tax equalization and relocation programs. The amount reported in this column for Mr. Lewis reflects trailing assignment expenses of $3,807, which include tax preparation, host taxes, and related gross-ups. All benefits, tax reimbursements, tax gross-ups and other amounts provided to Mr. Lewis are standard features of Ball’s expatriation assignment, tax equalization and relocation programs.

Ms. Causey— Prior to Ms. Causey’s promotion to SVP Chief Global Officer, she was based in the UK on an expatriate international assignment for her prior role as President Ball Package Europe. As a result of Ms. Causey’s UK assignment and subsequent relocation to the US in July 2024 for her new role, she was provided benefits under Ball’s expatriation assignment, tax equalization, and relocation programs. The amounts reported in this column for Ms. Causey reflect the following: $21,511 for household good shipments; $3,000 for relocation allowance; $20,638 for the one-way relocation trip, $49,502 for assignment host housing, $30,608 for home leave allowance, $13,360 for miscellaneous relocation items (such as destination services, auto lease break, and education services); and $314,032 for tax equalization benefits which include foreign taxes and accompanying gross-ups paid by the Company, offset by an applied hypothetical tax. All benefits, tax reimbursements, tax gross-ups and other amounts provided to Ms. Causey are standard features of Ball’s expatriation assignment, tax equalization and relocation programs.

Ms. Lim-Johnson— Prior to Ms. Lim-Johnson’s hiring, she was located in Illinois. As a result of Ms. Lim-Johnson’s relocation to Colorado in 2024, she was provided benefits under Ball’s relocation program. The amount for Ms. Lim-Johnson reflects the following: $12,698 for home sale/purchase assistance; $51,566 for household good shipments; $7,349 for travel; and $55,360 for tax assistance and tax gross-ups. All benefits, tax assistance, tax gross-ups, and other amounts provided to Ms. Lim-Johnson are standard features of Ball’s relocation programs.

GRANTS OF PLAN-BASED AWARDS TABLE
The “Grants of Plan-Based Awards Table” summarizes the plan-based awards granted by us to the NEOs during 2024, which includes the following:
■
Annual cash incentives pursuant to the Annual Incentive Compensation Plan for the 2024 performance period

■
Cash-based long-term incentives under the LTCIC for the 2024-2026 three-year performance period

■
Fair value of PC-RSUs for the 2024-2026 three-year performance period and/or other RSUs, calculated in accordance with Topic 718

■
Fair value of Stock Options, calculated in accordance with Topic 718

Payouts under the 2024 Annual EVA® Incentive Compensation Plan for ELT members, including NEOs, are determined based on enterprise-wide EVA® performance (80% weighting) and Individual Performance Objectives or IPOs (20% weighting). For the NEOs, awards can range from 0% to 200% of target. As mentioned under “2024 Growth Strategy and Related Executive Compensation Impacts”, the company has implemented a hard cap of 200% on annual incentive payments and removed the banking feature to simplify our annual incentive program from 2024.
Awards under the LTCIC are granted on an annual basis and are determined based on Ball’s TSR (compared to the subset of S&P 500 companies described in the CD&A) and ROAIC. The awards made in 2024 are for the three-year performance period beginning January 1, 2024, and ending December 31, 2026 and the potential outcome can range from 0% to 200% of target based on performance against the company measures.
PC-RSUs were granted to the NEOs in 2024. The awards will cliff vest after the performance period based on Ball’s EVA® performance over a three-year period. PC-RSUs awarded in 2024 have a potential outcome to the executive from 0% to 200% of target.
Stock Options were granted to the NEOs in 2024. The awards vest annually in 25% increments starting on the first anniversary of the date of grant. Upon exercise, an NEO can either purchase shares of Ball’s stock at the grant price or, if the price of Ball’s stock has increased, sell the shares acquired and receive the value of the appreciation over

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the original grant price in cash, subject to consideration of the applicable share ownership guideline.
Cash dividend equivalents related to RSUs (including PC-RSUs) granted under the Amended and Restated 2013 Stock and Cash Incentive Plan are accrued and paid following vesting in respect of the number of Ball stock units which vest.
The vesting of plan-based awards may be accelerated as described in the narrative to the “Other Potential Post- Employment Benefits Table.”

NEO	Award Date	Range of Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Range of Estimated Future Units Vesting Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	Grant Date per Share Fair Value of All Other Stock Awards	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Equity Incentive Plan Awards or Option Awards ($ per Share)	Grant Date Fair Value of Equity Incentive Plan Awards and Stock and Option Awards(1)
		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Daniel W. Fisher	1/1/24(2)	$—	$1,812,500	$3,625,000
	1/24/24(3)	$—	$1,607,500	$3,215,000
	1/24/24(4)				—	57,544	115,088				$55.87	$3,214,983
	1/24/24(5)									178,314	$55.87	$3,215,001
Howard H. Yu	1/1/24(2)	$—	$655,200	1,310,400
	1/24/24(3)	$—	$364,000	$728,000
	1/24/24(4)				—	13,030	26,060				$55.87	$727,986
	1/24/24(5)									40,377	$55.87	$727,997
Ronald J. Lewis	1/1/24(2)	$—	$791,918	$1,583,836
	1/24/24(3)	$—	$340,000	$680,000
	1/24/24(4)				—	12,171	24,342				$55.87	$679,994
	1/24/24(6)					13,425	20,138				$55.87	$750,055
	1/24/24(5)									37,715	$55.87	$680,001
Carey S. Causey	1/1/24(2)	$—	$531,000	$1,062,000
	1/24/24(3)	$—	$236,000	$472,000
	1/24/24(4)				—	8,448	16,896				$55.87	$471,990
	1/24/24(5)									26,179	$55.87	$472,007
Hannah S. Lim-Johnson	1/1/24(2)	$—	$457,600	$915,200
	1/24/24(3)	$—	$190,000	$380,000
	1/24/24(4)				—	6,802	13,604				$55.87	$380,028
	1/24/24(5)									21,076	$55.87	$380,000

(1)
The grant date fair value of equity incentive plan awards, based on the probable outcome of the performance condition, and stock and option awards all calculated in accordance with Topic 718, and as referenced in Ball’s Annual Report on Form 10-K in Notes 1 and 19 to the Consolidated Financial Statements for the fiscal year ended December 31, 2024.

(2)
Represents opportunity under the 2024 Annual EVA® Incentive Compensation Plan.

(3)
Represents 2024 grants made under the LTCIC for the 2024-2026 period.

(4)
Represents the number of PC-RSUs granted January 24, 2024, at a value of $55.87 per unit, with an assumption of probable outcome at target if the performance measurements are met.

(5)
Represents the number of stock options granted January 24, 2024 with a grant (exercise) price of $55.87 per option.

(6)
Represents performance based RSU grant made to Mr. Lewis related to his promotion to Chief Operations & Supply Chain Officer in recognition of the critical nature of his role and that he received no other compensation changes for taking on this role.

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OUTSTANDING EQUITY AWARDS TABLE
The following table outlines the outstanding option awards and stock awards held by the NEOs as of December 31, 2024. The outstanding option awards and stock awards represented in the table were granted to the NEOs over a period of several years, including 2024.
	Option Awards					Stock Awards
NEO	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable(1)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(2)	Market Value of Shares or Units of Stock That Have Not Vested ($)(3)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(4)(5)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(3)
Daniel W. Fisher	46,838(6)	—		$38.3750	1/25/2027	9,800	$540,274	135,040	$7,444,755
	49,614	—		$38.8400	1/24/2028
	52,805	—		$50.7800	1/23/2029
	42,448	—		$72.5900	1/29/2030
	37,652	12,550		$85.3300	1/27/2031
	22,956	22,956		$86.5700	1/26/2032
	27,039	27,039		$81.0100	4/27/2032
	42,773	128,318		$56.6400	1/25/2033
	—	178,314		$55.8700	1/24/2034
Howard H. Yu	—	40,377		$55.8700	1/24/2034	40,576	$2,236,955	13,030	$718,344
Ronald J. Lewis	47,506	—		$72.7300	9/13/2029	4,000	$220,520	44,873	$2,473,848
	26,042	—		$72.5900	1/29/2030
	20,758	6,919		$85.3300	1/27/2031
	15,243	15,242		$86.5700	1/26/2032
	9,735	29,203		$56.6400	1/25/2033
	—	37,715		$55.8700	1/24/2034
Carey S. Causey	6,800	—		$33.0500	1/27/2026	2,800	$154,364	13,520	$745,358
	4,684(6)	—		$38.3750	1/25/2027
	6,174	—		$38.8400	1/24/2028
	4,620	—		$50.7800	1/23/2029
	3,646	—		$72.5900	1/29/2030
	5,303	1,768		$85.3300	1/27/2031
	3,788	3,787		$86.5700	1/26/2032
	2,655	7,964		$56.6400	1/25/2033
	—	26,179		$55.8700	1/24/2034
Hannah S. Lim-Johnson	—	21,076		$55.8700	1/24/2034	12,955	$714,209	6,802	$374,994

(1)
The unvested stock options and SARs become exercisable in 25% annual increments on the anniversary of the grant date, beginning on the first anniversary.

(2)
The vesting schedule for units not yet vested for each NEO is as follows:

Mr. Fisher—2,100 on June 15, 2025, 2,100 on December 15, 2025, 2,800 on June 15, 2026, and 2,800 on December 15, 2026.

Mr. Yu—20,288 on October 13, 2025, and 20,288 on October 13, 2026.

Mr. Lewis—4,000 on December 15, 2025.

Ms. Causey—2,800 on September 15, 2025.

Ms. Lim-Johnson—6,478 on October 13, 2025, and 6,477 on October 13, 2026.

(3)
The market value of shares is based on $55.13, the closing price of Ball Corporation common stock on December 31, 2024.

(4)
The vesting dates for the PC-RSUs for each NEO for years 2025, 2026, and 2027, which are contingent on meeting performance goals over the three-year period ending December 31 in years 2024, 2025, and 2026, respectively, and upon certification of the performance measures by Board, are as follows:

	~January 31, 2025	~January 31, 2026	~January 31, 2027
Mr. Fisher	26,295	51,201	57,544
Mr. Yu	—	—	13,030
Mr. Lewis	7,624	11,653	12,171
Ms. Causey	1,894	3,178	8,448
Ms. Lim-Johnson	—	—	6,802

(5)
The vesting date for the 13,425 units attributable to PB-RSUs for Ron Lewis, which are contingent on meeting performance goals over the two-year period ending December 31, 2025 is January 31, 2026.

(6)
Represents a grant of stock-settled SARs.

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EXECUTIVE COMPENSATION

OPTION EXERCISES AND STOCK VESTED TABLE
The following table summarizes for each NEO the options exercised and the stock awards vested during 2024. The options that were exercised by each NEO were granted in prior years and became exercisable pursuant to a prescribed vesting schedule. The value realized on exercise reflects the appreciation in the stock price from the option base price on grant date to the exercise date and is reported on a before-tax basis. The shares acquired upon vesting for each NEO were for RSUs granted in prior years that vested pursuant to a prescribed vesting schedule. The value realized reflects the closing stock price on the vesting date and is also reported on a before-tax basis. NEOs can defer the receipt of units of certain awards into the Ball Corporation 2005 Deferred Compensation Company Stock Plan, pursuant to which distributions may take place no earlier than the participant’s separation from service. Footnotes are provided to detail circumstances when amounts realized upon vesting were deferred. Information regarding the 2005 Deferred Compensation Company Stock Plan is provided under “Non-Qualified Deferred Compensation”. The value realized on vesting also includes the payment of accrued dividend equivalents earned during 2024.

	Option Awards		Stock Awards
NEO	Number of Shares Acquired on Exercise	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting	Value Realized on Vesting ($)(1)(2)
Daniel W. Fisher	41,914	$1,165,065	4,200	$267,645
Howard H. Yu	—	$—	20,289	$1,327,712
Ronald J. Lewis	—	$—	3,000	$181,920
Carey S. Causey	—	$—	2,100	$143,640
Hannah S. Lim-Johnson	—	$—	6,478	$423,920

(1)
Value realized on vesting is based on the closing stock price on the day the RSUs vested.

(2)
Value realized on vesting also includes the value of dividend equivalents accrued and paid relative to RSUs which vested during 2024. Accrued dividend equivalents are paid only if the vesting criteria (service and/or performance conditions) is achieved and the restrictions on the units vest. Dividend equivalents paid during 2024 for each NEO were:

Mr. Fisher—$6,720

Mr. Yu—$16,231

Mr. Lewis—$7,200

Ms. Causey—$5,040

Ms. Lim-Johnson—$5,182

NON-QUALIFIED DEFERRED COMPENSATION PLANS TABLE
We have four active deferred compensation plans to which eligible participants may make contributions: the 2017 Deferred Compensation Company Stock Plan for Directors, the 2005 Ball Corporation Deferred Compensation Plan, the 2005 Ball Corporation Deferred Compensation Company Stock Plan and the 2005 Ball Corporation Deferred Compensation Plan for Directors.
■
2017 Deferred Compensation Company Stock Plan for Directors—Eligible nonmanagement directors may defer payment of a portion or all of their annual fixed cash retainer (including any committee chair and/or Lead Independent Director fees), annual incentive cash retainer and their eligible RSU awards. Elections to defer this compensation are made annually. Amounts are deferred or credited to a participant account as stock units with each unit having the value equivalent to one share of Ball Corporation common stock. Participants also receive a 20% company match, up to an annual maximum match of $20,000 per year. Dividend equivalents, applicable to any balance denominated in units, are credited to participant accounts as of each dividend payment date. Distributions follow the payment schedule elected by the participant and may commence at a defined point no sooner than six months following separation of service, in the form of a lump sum or annual installments for periods ranging from two to 15 years.
■
2005 Deferred Compensation Plan and 2005 Deferred Compensation Plan for Directors— Eligible employee participants may defer payment of a portion or all of their annual incentive compensation. Eligible employee participants who are ineligible for the SERP due to the closure of that plan may be eligible to receive an annual company contribution equal to 5% of eligible compensation that exceeds the maximum amount under a qualified retirement plan. Nonmanagement

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EXECUTIVE COMPENSATION

directors may defer a portion or all of their annual cash director fees. Amounts deferred or credited are notionally invested among various investment funds the return on the participant’s balance is determined as if the amounts were invested in those funds. The menu of investment funds consists of 24 mutual fund-like investments. The one-year annual rate of return of the funds ranged from (0.3%) to 31.1%, and the three-year average annual rate of return of the funds ranged from (3.7%) to 9.7%. Distributions are based on the payment schedule elected by the participant, and may occur in service or commence at a defined point no sooner than six months following separation of service. Distributions are in the form of either a lump sum or annual installments for periods ranging from two and 15 years.
■
2005 Deferred Compensation Company Stock Plan—On an annual basis, eligible employee participants may defer payment of a portion or all of their annual incentive compensation. Participants may also elect to defer certain RSU awards. Amounts are deferred or credited to a participant account as stock units having a value equivalent to one share of Ball Corporation common stock. Participants also receive a 20% company match, up to an annual maximum match of $20,000 per year. Pursuant to specified timing rules, participants may reallocate a prescribed percentage of units to other mutual fund-like investments (the same investments as are in the 2005 Deferred Compensation Plan and 2005 Deferred Compensation Plan for Directors, above). However, at least 50% of the balance will remain in stock units until retirement. Dividend equivalents applicable to any balance denominated in units, are credited to participant accounts as of each dividend payment date Distributions follow the payment schedule elected by the participant and may commence at a defined point no sooner than six months following separation of service, in the form of a lump sum or annual installments for periods ranging from two to 15 years. For nonmanagement directors, this plan was replaced with the 2017 Deferred Compensation Company Stock Plan for Directors. Because some previous deferral elections remain for certain nonmanagement directors, some participants may receive match contributions to the 2005 Deferred Compensation Company Stock Plan and the 2017 Deferred Compensation Company Stock Plan for Directors in the same year.
We have several historical, frozen plans which no longer permit additional contributions. The only activity under these plans is the application of notional investment earnings and distribution according to participant elections. The basis for investment earnings within these frozen plans varies as follows:
■
2001 Deferred Compensation Plan and 2002 Deferred Compensation Plan for Directors— Balance is notionally invested in mutual fund-like investments (the same investments as are in the 2005 Deferred Compensation Plan and 2005 Deferred Compensation Plan for Directors described above).

■
2000 Deferred Compensation Company Stock Plan—Balance is represented in the form of stock units, with each unit having a value equivalent to one share of Ball Corporation common stock. Dividend equivalents are credited to the account as of each dividend payment date for Ball’s common stock.

The following table provides information related to Ball’s deferred compensation plans. The “Aggregate Balance at Last FYE” column represents compensation earned, deferred and accumulated by the NEOs over many years and does not represent current year compensation.

NEO	Executive Contributions in Last FY ($)	Registrant Contributions in Last FY ($)	Aggregate Earnings in Last FY ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($)
Daniel W. Fisher	$100,000	$20,000	$(38,671)	$—	$1,274,402
Howard H. Yu	$—	$19,123	$—	$—	$—
Ronald J. Lewis	$100,000	$20,000	$55,325	$—	$1,452,338
Carey S. Causey	$—	$—	$—	$—	$—
Hannah S. Lim-Johnson	$—	$11,329	$—	$—	$—

(1)
For Mr. Yu and Ms. Lim-Johnson, their 2024 company contributions were earned in 2024 and contributed to the deferred compensation plan in 2025 therefore there is no balance as at the end of 2024.

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EXECUTIVE COMPENSATION

Mr. Fisher—$20,000 of the Registrant Contributions was reported as compensation in the “Summary Compensation Table” for fiscal year 2024. $804,148 of the Aggregate Balance was reported as compensation in the “Summary Compensation Table” since 2017. The Aggregate Earnings reflects ($38,671) based on a decrease in value and dividend equivalents on equity accounts.
Mr. Yu—$19,123 of the Registrant Contributions was reported as compensation in the “Summary Compensation Table” for fiscal year 2024.
Mr. Lewis—$20,000 of the Registrant Contributions was reported as compensation in the “Summary Compensation
Table” for fiscal year 2024. $160,000 of the Aggregate Balance was reported as compensation in the “Summary Compensation Table” since 2021. The Aggregate Earnings reflects $74,964 based on notional investments in investment funds, plus ($19,640) based on a decrease in value and dividend equivalents on equity accounts.
Ms. Lim-Johnson—$11,329 of the Registrant Contributions was reported as compensation in the “Summary Compensation Table” for fiscal year 2024.

PENSION BENEFITS TABLE
NEOs, except Mr. Yu and Ms. Lim-Johnson, receive retirement benefits under a qualified defined benefit pension plan and all NEO’s except for Mr. Yu, and Ms. Lim-Johnson, also receive retirement benefits under a non-qualified SERP. The “Pension Benefits Table” shows each NEO’s number of years of credited service, present value of accumulated benefits and payments during fiscal year 2024 for the qualified plan and the SERP, as applicable. The present value of the accumulated benefit is the value of the annual benefit that was earned as of December 31, 2024.
We offer a qualified defined benefit pension plan for U.S. salaried employees (“Ball Pension Plan”). The Ball Pension Plan was closed to new participants on January 1, 2022 and employees hired, or rehired, on or after this date are not eligible for the plan. The Ball Pension Plan was designed to provide tax-qualified pension benefits that are generally available to all U.S. salaried employees. Effective January 1, 2007, we changed the formula by which the accrued pension benefit under the plan is determined. Prior to January 1, 2007, the accrued pension benefit expressed as a monthly annuity payable at age 65 was based on final average salary, covered compensation and years of service. Effective January 1, 2007, the accrued pension benefit is an accumulated annual credit based on base salary, the Social Security Wage Base (“SSWB”) and a multiplier that varies with length of service. Payments of accrued benefits earned may be in the form of an annuity, lump sum, or a combination of both, depending on the election of the participant at retirement. We also sponsor a non-qualified SERP that mirrors the Ball Pension Plan and is designed to replace the benefits that would have been provided under the plan if they were not subject to IRS-imposed limits. Under the Code, the maximum permissible benefit from the qualified plans for retirement in 2024 is $275,000, and annual compensation exceeding $345,000 cannot be considered in computing the maximum permissible benefit under the Ball Pension Plan. The SERP was also closed to new participants on
January 1, 2022, and executives hired, or rehired (or who otherwise would have been eligible based on meeting the compensation requirement), on or after this date are not eligible for this plan.
Terms for U.S.-Accrued Benefits Prior to January 1, 2007
The monthly accrued benefit for benefits earned prior to January 1, 2007, was determined according to the following formula:
■
1% times Final Monthly Average Salary plus 0.5% times Final Monthly Average Salary in excess of Covered Compensation times Benefit Service through December 31, 2006, up to a maximum of 35 years,

Salary is defined as an NEO’s monthly base salary excluding bonus and incentive compensation.
Final Monthly Average Salary is calculated based on the highest average for any 60 consecutive months out of the last 120 months through December 31, 2006.
Covered Compensation is an average of the SSWB in effect during an NEO’s career. The SSWB is the maximum monthly amount of income on which FICA taxes are due. The years included in the average are the 35 years ending in the year the NEO is eligible for an unreduced social security benefit. This portion of the benefit formula accounts for the fact that social security does not cover earnings over a certain level.
Benefit Service is a NEO’s service as a salaried employee with Ball plus any service with a predecessor plan as appropriate. Participants are 100% vested in their benefit at the time they are credited with five or more years of service with Ball.

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EXECUTIVE COMPENSATION

Normal retirement age under the plan is 65 with a minimum of five years of benefit service, but a participant may elect to receive payment upon termination or at any time after reaching age 55. Benefits paid before age 65 are subject to reduction based on the age and service at termination. Participants who terminate employment after age 55 with at least ten years of vesting service will receive a reduction of benefit equal to 4% for each year that benefit commencement age is between 60 and 65, and a 6% reduction for each year that benefit commencement age precedes age 60. Benefits for participants not meeting these requirements are reduced for payment prior to age 65 on an actuarial equivalent basis.

Terms for U.S. Accrued Benefits Beginning January 1, 2007
The monthly annuity, which is the equivalent of a lump sum benefit payable at age 65, is based on a percentage of the participant’s base pay each year as follows:
If, at the beginning of the year, benefit service is:	Annual lump sum benefit accrued and payable at age 65
0 to 9 full years of benefit service	11.5% of base pay + 5% of base pay over 50% of SSWB(1)
10 to 19 full years of benefit service	13.0% of base pay + 5% of base pay over 50% of SSWB(1)
20 or more full years of benefit service	15.0% of base pay + 5% of base pay over 50% of SSWB(1)

(1)
SSWB is the maximum earnings on which the participant pays FICA tax each year. This portion of the pension formula accounts for the fact that social security does not cover earnings over a certain level.

Base pay is the NEO’s base salary during the calendar year excluding incentive compensation, severance pay or vacation payouts.
Upon termination or retirement, the vested pension benefit accrued beginning January 1, 2007 may be paid to the participant in either a lump sum or an annuity. If the benefit is paid prior to age 65, the benefit will be reduced by 5% compounded annually for each year the payment is made before such age.
Terms for U.S. SERP Accrued Benefits
Since the SERP mirrors the Ball Pension Plan, the formulas for deriving the SERP accrued benefits are the same as those described for that plan. The amount of retirement benefits a participant can ultimately receive from the SERP is equal to the difference between the benefit calculated without IRS limits and the benefit calculated with IRS limits. Effective January 1, 2007, the SERP was amended to provide participants with benefits accrued as of December 31, 2006, a one-time option to elect the form of payment under which the participant will receive benefits in the future. The payment options available consist of various annuities and a lump sum. For all SERP benefits accrued beginning January 1, 2007, participants will receive benefits only in the form of a lump sum. In accordance with Code Section 409A, payments from the SERP will commence six months after termination of employment. When determining lump sum payments, the SERP uses the same assumptions that exist in the Ball Pension Plan except the interest rate used is equal to four-fifths of the interest rate used to determine lump sum benefits under the Ball Pension Plan in recognition that payments from the SERP cannot be rolled into a tax-deferred account such as an IRA.

Present Value Assumptions
The Present Value of Accumulated Benefit reported in the Pension Benefits table is based on the following assumptions, which are consistent with those used for the Consolidated Financial Statements in Ball’s Form 10-K for fiscal year ending December 31, 2024:
Discount Rate on December 31, 2024	5.57% for U.S. accounting assumptions for the Ball Pension Plan
Mortality	Pri-2012 white collar tables projected generationally from 2012 using Scale MP-2021
Preretirement Decrements	None
Qualified Form of Pension Payment	Ball Pension Plan: Life Annuity—30% and Lump Sum—70%
BALL CORPORATION 2025 PROXY STATEMENT | 53

EXECUTIVE COMPENSATION

NEO	Plan Name	Number of Years Credited Service	Present Value of Accumulated Benefit ($)	Payments During Last Fiscal Year ($)
Daniel W. Fisher	U.S. Qualified	14.86	$308,556	$0
	U.S. SERP	14.86	$471,011	$0
Howard H. Yu	U.S. Qualified	—	$0	$0
	U.S. SERP	—	$0	$0
Ronald J. Lewis	U.S. Qualified	5.33	$176,974	$0
	U.S. SERP	5.33	$246,352	$0
Carey S. Causey	U.S. Qualified	10.28	$148,148	$0
	U.S. SERP	10.28	$35,540	$0
Hannah S. Lim-Johnson	U.S. Qualified	—	$0	$0
	U.S. SERP	—	$0	$0
OTHER POTENTIAL POST-EMPLOYMENT BENEFITS
This section provides information related to the potential post-employment benefits that could be payable or due to the NEOs under various termination scenarios. Such potential benefits may arise because of our obligation to the executive under a compensation and benefit plan, policy, practice or program that is generally available to all participants, or under an agreement specifically between Ball and the executive.
In general, the compensation and benefit elements provided to employees, including the NEOs, are governed by plan documents, policies and practices that define the rights of a participant in the case of termination of employment. These terms and conditions apply to all employees, including the NEOs, receiving such compensation or benefit. Such compensation and benefit elements may include annual incentive compensation, long-term cash incentives, long-term equity incentives, retirement benefits and deferred compensation.
We have entered into certain severance benefit and change-in-control agreements with the NEOs. These agreements require us to provide post-employment payments or benefits to each executive in the event of termination of employment without cause or termination following a change in control. These agreements also contain customary noncompete provisions, non-solicitation provisions, non-disparagement provisions and confidentiality covenants, and were amended and restated in 2008 to conform to Code Section 409A. We do not have employment agreements with any of the NEOs and all NEOs are at-will employees. The key provisions, terms or procedures that would apply to the NEOs for the various compensation and benefit elements under various termination scenarios are summarized below. Another table provides an estimate of the compensation payable or the value of compensation elements due to the NEOs under the various termination scenarios assuming termination was effective at the end of the fiscal year 2024.
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EXECUTIVE COMPENSATION

Post-Employment Benefits Summary
Component	Voluntary Termination or Retirement	Death	Disability	Termination Without Cause	Termination for Cause	Termination Following a Change in Control
Cash Severance	No additional benefits received.	No additional benefits received.	No additional benefits received.	CEO—2 times the sum of base salary plus target annual incentive in a lump sum.	No additional benefits received.	All NEOs—2 times the sum of base salary plus target annual incentive in a lump sum.
All other NEOs—1.5 times the sum of base salary plus target annual incentive in a lump sum.
Treatment of Annual Incentives
If voluntary termination occurs mid- performance period, the NEO will forfeit the payment. NEOs who meet the criteria for retirement (combined age and service years of 70 or above with minimum age of 55) will receive a prorated portion of the award at the end of the performance period if the performance goal is attained.
		If death occurs mid-performance period, NEOs’ beneficiaries receive a prorated portion of the award at the end of the performance period if the performance goal is attained.	If disability occurs mid-performance period, NEOs receive a prorated portion of the award at the end of the performance period if the performance goal is attained.	If terminated mid-performance period, NEOs will receive a prorated portion of the award at the end of the performance period if the performance goal is attained.	Any payment is forfeited.	If terminated mid-performance period, NEOs receive a prorated portion of the target award.
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EXECUTIVE COMPENSATION

Component	Voluntary Termination or Retirement	Death	Disability	Termination Without Cause	Termination for Cause	Termination Following a Change in Control
Annual LTI Program: Treatment of Long-Term Cash Incentives
If voluntary termination occurs mid-performance period, the NEO will forfeit the payment. NEOs who meet the criteria for retirement (combined age and service years of 70 or above with minimum age of 55) will receive the full award at the end of the performance period to the extent the performance goals are attained, contingent upon signing a noncompetition agreement.
		If death occurs mid-performance period, NEOs’ beneficiaries receive the full award at the end of the performance period to the extend the performance goals are attained.	If disability occurs mid-performance period, NEOs receive the full award at the end of the performance period to the extend the performance goals are attained.
If termination occurs mid- performance period, NEOs who meet the criteria for retirement (combined age and service of 70 or above with minimum age 55) receive the full award at the end of the performance period to the extend the performance goals are attained, contingent upon signing a noncompetition agreement.
					Any payments are forfeited.	NEOs receive a lump sum payment prorated based on performance at target
Treatment of One-off Restricted Stock Units	All unvested RSUs are forfeited.	All unvested RSUs vest.	All unvested RSUs vest.	All unvested RSUs are forfeited.	All unvested RSUs are forfeited.	All unvested RSUs vest.
Annual LTI program up to 2024 awards Treatment of Performance- Contingent RSUs
If voluntary termination occurs mid- performance period, the NEO will forfeit the award. For NEOs who meet the criteria for retirement (combined age and service years of 70 or above with minimum age of 55) and who have signed a noncompetition agreement, unvested PC-RSUs will vest at the end of the performance period if the performance measure is achieved.
		All unvested PC-RSUs vest at the end of the performance period if the performance measure is achieved.	All unvested PC-RSUs vest at the end of the performance period if the performance measure is achieved.
For NEOs who meet the criteria for retirement (combined age and service of 70 or above with minimum age of 55) and who have signed a noncompetition agreement, unvested PC-RSUs will vest at the end of the performance period if the performance measure is achieved.
					Any awards are forfeited.	All unvested PC-RSUs vest.
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EXECUTIVE COMPENSATION

Component	Voluntary Termination or Retirement	Death	Disability	Termination Without Cause	Termination for Cause	Termination Following a Change in Control
Annual LTI program up to 2024 awards Treatment of Stock Options/ SARs
Awards granted before 2017. For NEOs age 55 or above with 15 years of service or age 60 or above with 10 years of service, and who have signed a noncompetition agreement, unvested options/SARs will continue to vest under the normal schedule and vested options/ SARs will remain exercisable for a maximum of 5 years. For all other NEOs, unvested options/SARs are forfeited and vested options/SARs remain exercisable for a maximum of 30 days. Awards granted in 2017 or later. Treatment of awards remains the same, except NEOs who voluntarily retire must have combined age and service years of 70 or above (minimum age of 55) and sign a noncompetition agreement for continued vesting of unvested options/SARs.
		All options/SARs vest.	Options/SARs continue to vest pursuant to the original vesting schedule.
Awards granted before 2017. For NEOs age 55 or above with 15 years of service or age 60 or above with 10 years of service, and who have signed a noncompetition agreement, unvested options/SARs will continue to vest under the normal schedule and vested options/ SARs will remain exercisable for a maximum of 5 years. For all other NEOs, unvested options/SARs are forfeited and vested options/ SARs remain exercisable for a maximum of 30 days. Awards granted in 2017 or later. Treatment of awards remains the same, except NEOs who voluntarily retire must have combined age and service years of 70 or above (minimum age of 55).
Any awards are forfeited.
All options/SARs vest and in lieu of common stock issuable upon exercise, the NEOs are paid a lump sum amount equal to the number of outstanding shares underlying the options/SARs multiplied by the excess of the closing stock price on the date of termination over the exercise price.

BALL CORPORATION 2025 PROXY STATEMENT | 57

EXECUTIVE COMPENSATION

Component	Voluntary Termination or Retirement	Death	Disability	Termination Without Cause	Termination for Cause	Termination Following a Change in Control
Treatment of Deposit Share Program RSUs
NEOs who voluntarily terminate forfeit any unvested award. NEOs who meet the criteria for retirement (combined age and service years of 70 or above with minimum age of 55) receive a prorated portion of unvested RSUs.
		All unvested RSUs vest.	All unvested RSUs vest.	NEOs who meet the criteria for retirement (combined age and service years of 70 or above minimum age of 55) receive a prorated portion of unvested RSUs.	Any award is forfeited.	All unvested RSUs vest.
Retirement Benefits	No additional benefits received.	No additional benefits received.	No additional benefits received.	CEO—Paid a lump sum amount equal to 2 years of full premium accounts.	No additional benefits received.	Paid a lump sum amount equal to 2 years of full premium accounts.
All other NEOs—Paid a lump sum amount equal to 1.25 or 1.5 years of full premium amounts.
Health and Welfare Benefits	No additional benefits received.	No additional benefits received.	Continued for 2 years.	CEO—Paid a lump sum amount equal to 2 years of full premium amounts.	No additional benefits received.	All NEOs—Paid a lump sum amount equal to 2 years of full premium amounts.
All other NEOs—Paid a lump sum amount equal to 1.5 years of full premium amounts.
Other Benefits	NEOs who voluntarily retire with combined age and service years of 70 or above (minimum age of 55) receive financial planning services valued at up to $10,000 per year for two years.	No additional benefits received.	For all NEOs, insurance provides long-term disability payment of up to $20,000 per month.	For all NEOs, outplacement benefits valued at $20,000 and financial planning services valued at up to $10,000 per year for two years.	No additional benefits received.	For all NEOs, outplacement benefits valued at $20,000 and payment for excise taxes incurred as a result of Code Section 280G excess payments, if applicable.
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EXECUTIVE COMPENSATION

A termination without cause will be triggered if the NEO is terminated in either an Actual Termination not for cause or a Constructive Termination. An Actual Termination is any termination by us for reasons other than death or disability or for cause or by the executive for reasons other than Constructive Termination. Generally, a Constructive Termination can occur after a change in control, and means any significant reduction in duties, compensation or benefits or change of office location from those in effect immediately prior to the change in control, unless agreed to by the executive. Payments associated with a termination following a change in control will be triggered if both of the following two events occur:
■
There is a change in control. Generally, a “change in control” means (i) an acquisition by any person of 30% or more of Ball’s voting shares, (ii) a merger in which Ball’s shareholders before the merger own 50% or less of Ball’s voting shares after the merger, (iii) shareholder approval of a plan of liquidation or a plan to sell or dispose of substantially all of Ball’s assets, or (iv) during any two-year look-back period, a majority of the members of the Board of Directors changes, unless the election or nomination for election by the company’s stockholders of each new director was approved by the vote of two-thirds of the directors who were board members at the beginning of the two-year look-back period; and

■
The executive is terminated in either an Actual Termination not for cause or a Constructive Termination.

With respect to change-in-control agreements, Ball does not reimburse executives for any excise taxes incurred or make gross-up payments for tax.
The following table represents the amounts potentially payable to the NEOs under various termination scenarios. The values assume termination on December 31, 2024, with stock awards and unexercisable stock options benefit values based on Ball’s December 31, 2024, stock price of $55.13 and performance-based RSUs and LTCIC awards using a payout at target.
BALL CORPORATION 2025 PROXY STATEMENT | 59

EXECUTIVE COMPENSATION

NEO		Voluntary	Death	Disability	Without Cause	For Cause	Termination following a Change in Control
Daniel W. Fisher	Cash Severance	$—	$—	$—	$6,125,000	$—	$6,125,000
	Long-Term Cash Incentive	—	3,057,500	3,057,500	—	—	1,502,500
	Outstanding Stock Awards	—	540,274	540,274	—	—	540,274
	Outstanding Performance Awards	—	5,995,112	5,995,112	—	—	5,995,112
	Unexercisable Stock Options	—	—	—	—	—	—
	Retirement Benefits	—	—	—	283,923	—	283,923
	Health & Welfare	—	—	37,168	37,168	—	62,115
	Perquisites	—	—	—	40,000	—	20,000
	Total	$—	$9,592,886	$9,630,054	$6,486,091	$—	$14,528,924
Howard H. Yu	Cash Severance	$—	$—	$—	$2,074,800	$—	$2,766,400
	Long-Term Cash Incentive	—	364,000	364,000	—	—	121,333
	Outstanding Stock Awards	—	2,236,955	2,236,955	—	—	2,236,955
	Outstanding Performance Awards	—	718,344	718,344	—	—	718,344
	Unexercisable Stock Options	—	—	—	—	—	—
	Retirement Benefits	—	—	—	—	—	—
	Health & Welfare	—	—	42,270	42,270	—	58,441
	Perquisites	—	—	—	40,000	—	20,000
	Total	$—	$3,319,299	$3,361,569	$2,157,070	$—	$5,921,473
Ronald J. Lewis	Cash Severance	$—	$—	$—	$2,375,754	$—	$3,167,672
	Long-Term Cash Incentive	—	670,000	670,000	—	—	333,333
	Outstanding Stock Awards	—	220,520	220,520	—	—	220,520
	Outstanding Performance Awards	—	2,053,537	2,053,537	—	—	2,053,537
	Unexercisable Stock Options	—	—	—	—	—	—
	Retirement Benefits	—	—	—	152,368	—	213,637
	Health & Welfare	—	—	56,972	56,972	—	58,441
	Perquisites	—	—	—	40,000	—	20,000
	Total	$—	$2,944,057	$3,001,029	$2,625,094	$—	$6,067,141
Carey S. Causey	Cash Severance	$—	$—	$—	$1,681,500	$—	$2,242,000
	Long-Term Cash Incentive	—	326,000	326,000	—	—	138,667
	Outstanding Stock Awards	—	154,364	154,364	—	—	154,364
	Outstanding Performance Awards	—	640,941	640,941	—	—	640,941
	Unexercisable Stock Options	—	—	—	—	—	—
	Retirement Benefits	—	—	—	71,142	—	100,290
	Health & Welfare	—	—	42,270	42,270	—	58,441
	Perquisites	—	—	—	40,000	—	20,000
	Total	$—	$1,121,305	$1,163,575	$1,834,912	$—	$3,354,703
Hannah S. Lim-Johnson	Cash Severance	$—	$—	$—	$1,544,400	$—	$2,059,200
	Long-Term Cash Incentive	—	190,000	190,000	—	—	63,333
	Outstanding Stock Awards	—	714,209	714,209	—	—	714,209
	Outstanding Performance Awards	—	374,994	374,994	—	—	374,994
	Unexercisable Stock Options	—	—	—	—	—	—
	Retirement Benefits	—	—	—	—	—	—
	Health & Welfare	—	—	29,281	29,281	—	40,930
	Perquisites	—	—	—	40,000	—	20,000
	Total	$—	$1,279,203	$1,308,484	$1,613,681	$—	$3,272,667
CEO PAY RATIO
The total annual compensation of our median employee, not including our CEO, was $79,128 for 2024. This total compensation amount includes salary paid in the fiscal year, bonuses, non-equity incentive plan compensation (even if paid in the following fiscal year), change in pension value, company contributions to defined contribution plans, and other required compensation calculated in a manner consistent with Item 402 of SEC Regulation S-K. The total annual compensation of our CEO, as reported in the Summary Compensation Table was $12,329,337. As a result, the ratio of the total annual compensation of our CEO to the total annual compensation of our median employee was 156 to 1. The main reasons for the increase in our ratio from last year are (i) the lower median employee pay following the reduction in our workforce by around 5,000 employees due to the sale of our Aerospace business and (ii) higher CEO pay due to stronger incentive pay outcomes in 2024.

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EXECUTIVE COMPENSATION

To identify our median-paid employee from our total, global workforce, we used the methodology, material assumptions, adjustments and estimates described below:
■
We used annual base salary as the “consistently applied compensation measure” rather than total compensation as calculated under the Summary Compensation Table disclosure rules.

■
We determined our median employee as of October 31, 2024.

■
As of our October 31 determination date, our total, global workforce was 15,801 employees,

consisting of 4,622 U.S. employees and 11,179 non-U.S. employees.
■
All non-U.S. employees’ pay was converted into USD using exchange rates based on our determination date.

■
We excluded, under the de minimis exception to the pay ratio rule, all employees in Paraguay (303), Myanmar (104), Turkey (138), and Egypt (192), or 737 employees out of a total of 15,801 employees.

PAY VERSUS PERFORMANCE
Fiscal year	Summary Compensation Table Total for First PEO(1)(3)		Summary Compensation Table Total for Second PEO(1)		Compensation Actually Paid to First PEO(2)(3)		Compensation Actually Paid to Second PEO(1)		Average Summary Compensation Table Total for non-PEO NEOs(2)(3)	Average Compensation Actually Paid to non-PEO NEOs(3)	Value of Initial Fixed $100 Investment Based on:		Net Income(6) (in millions)	EVA®(7) (in millions)
											Ball Total Shareholder Return(4)	Peer Group Total Shareholder Return(4)(5)
2024	$	N/A		$12,329,337	$	N/A		$18,286,482	$3,531,615	$4,375,184	$90	$137	$4,008	$365.6
2023	$	N/A		$9,318,556	$	N/A		$12,840,113	$2,938,316	$3,598,245	$93	$119	$707	$140.9
2022		$9,355,973		$6,839,380		$(13,778,165)		$(1,197,919)	$2,920,660	$(968,660)	$81	$110	$719	$63.7
2021		$13,924,380	$	N/A		$17,348,994	$	N/A	$4,348,433	$4,895,797	$151	$134	$878	$289.8
2020		$13,875,858	$	N/A		$46,128,593	$	N/A	$3,339,322	$9,252,715	$145	$121	$585	$271.2
The following table identifies the three most important financial performance measures used to link the compensation paid to our CEO and other NEOs. The role of each of these performance measures is discussed in detail in the CD&A section.
Most Important Performance Measures(5)
EVA®
TSR
ROAIC

(1)
In the table above, PEO refers to “Principle Executive Officer”. Mr. Fisher succeeded Mr. John A. Hayes as CEO in April 2022. All references to “First PEO” in this table and footnotes relate to Mr. Hayes and all references to “Second PEO” relate to Mr. Fisher.

(2)
The non-PEO NEOs represented in the table and footnotes are as follows:
2024—Mr. Yu, Mr. Lewis, Ms. Causey, and Ms. Lim-Johnson
2023—Mr. Yu, Mr. Morrison, Mr. Lewis, Mr. Kaufman, Ms. Valy Panayiotou, and Mr. Baker
2022—Mr. Morrison, Ms. Valy Panayiotou, Mr. Lewis, and Mr. Baker
2021—Mr. Morrison, Mr. Fisher, Mr. Lewis, and Mr. Baker
2020—Mr. Morrison, Mr. Fisher, Ms. Pauley, and Mr. Baker

(3)
Values included for equity awards in the table have been calculated as prescribed by the SEC and the fair value of equity awards was determined using methodologies and assumptions developed in a manner substantively consistent with those used to determine the grant date fair value of such awards.

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EXECUTIVE COMPENSATION

PEO Summary Compensation Table (SCT) Total to Compensation Actually Paid (CAP) Reconciliation
Prior FYE	12/31/2019	12/31/2020	12/31/2021	12/31/2021	12/31/2022	12/31/2022
Current FYE	12/31/2020	12/31/2021	12/31/2022	12/31/2022	12/31/2023	12/31/2023
Fiscal Year	2020—1st PEO	2021—1st PEO	2022—1st PEO	2022—2nd PEO	2023—2nd PEO	2023—2nd PEO
SCT Total	$13,875,858	$13,924,380	$9,355,973	$6,839,380	$9,318,556	$12,329,337
− Defined Benefit Pension Compensation included in SCT	$(450,696)	$(186,605)	$—	$—	$(174,155)	$(111,795)
+ ASC Service Cost for All Defined Benefits Plans in Fiscal Year	$145,018	$149,468	$144,577	$54,840	$50,534	$52,099
− Grant Date Fair Value of Option Awards and Stock Awards Granted in Fiscal Year	$(6,080,002)	$(6,520,023)	$(6,519,959)	$(5,213,423)	$(5,800,017)	$(6,429,985)
+ Fair Value at Fiscal Year-End of Outstanding and Unvested Option Awards and Stock Awards Granted in Fiscal Year	$13,460,031	$6,283,459	$1,153,420	$1,550,659	$8,810,484	$9,607,295
+ Change in Fair Value of Outstanding and Unvested Option Awards and Stock Awards Granted in Prior Fiscal Years	$22,372,515	$4,883,938	$(16,788,025)	$(4,004,324)	$465,890	$2,812,838
+ Fair Value at Vesting of Option Awards and Stock Awards Granted in Fiscal Year That Vested During Fiscal Year	$—	$—	$—	$—	$—	$—
+ Change in Fair Value as of Vesting Date of Option Awards and Stock Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	$2,801,549	$(1,185,622)	$(1,124,151)	$(425,050)	$168,821	$26,693
− Fair Value as of Prior Fiscal Year-End of Option Awards and Stock Awards Granted in Prior Fiscal Years That Failed to Meet Applicable Vesting Conditions During Fiscal Year	$—	$—	$—	$—	$—	$—
+ Dividends Accrued not included in Fair Values	$4,320	$—	$—	$—	$—	$—
Compensation Actually Paid	$46,128,593	$17,348,994	$(13,778,165)	$(1,197,919)	$12,840,113	$18,286,482
62 | WWW.BALL.COM/INVESTORS

EXECUTIVE COMPENSATION

Non-PEO NEO SCT Total to CAP Reconciliation
Prior FYE	12/31/2019	12/31/2020	12/31/2021	12/31/2022	12/31/2023
Current FYE	12/31/2020	12/31/2021	12/31/2022	12/31/2023	12/31/2024
Fiscal Year	2020	2021	2022	2023	2024
SCT Total	$3,339,322	$4,348,433	$2,920,660	$2,938,316	$3,531,615
− Defined Benefit Pension Compensation included in SCT	$(220,868)	$(107,202)	$(39,202)	$(112,587)	$(32,312)
+ ASC Service Cost for All Defined Benefits Plans in Fiscal Year	$63,608	$58,044	$38,432	$30,055	$10,441
− Grant Date Fair Value of Option Awards and Stock Awards Granted in Fiscal Year	$(1,068,010)	$(1,674,848)	$(1,449,618)	$(1,272,227)	$(1,317,515)
+ Fair Value at Fiscal Year-End of Outstanding and Unvested Option Awards and Stock Awards Granted in Fiscal Year	$2,364,371	$1,640,084	$271,498	$1,838,842	$1,896,167
+ Change in Fair Value of Outstanding and Unvested Option Awards and Stock Awards Granted in Prior Fiscal Years	$4,083,753	$834,008	$(2,546,960)	$110,635	$233,947
+ Fair Value at Vesting of Option Awards and Stock Awards Granted in Fiscal Year That Vested During Fiscal Year	$—	$—	$139,155	$—	$—
+ Change in Fair Value as of Vesting Date of Option Awards and Stock Awards Granted in Prior Fiscal Years For Which Applicable Vesting Conditions Were Satisfied During Fiscal Year	$687,107	$(202,756)	$(302,626)	$65,212	$52,841
− Fair Value as of Prior Fiscal Year-End of Option Awards and Stock Awards Granted in Prior Fiscal Years That Failed to Meet Applicable Vesting Conditions During Fiscal Year	$—	$—	$—	$—	$—
+ Dividends Accrued not included in Fair Values	$3,433	$34	$—	$—	$—
Compensation Actually Paid	$9,252,715	$4,895,797	$(968,660)	$3,598,245	$4,375,184

(4)
The numbers previously disclosed for Ball’s TSR for 2021 and for peer group TSR for 2020-2023 have been updated. The differences relate to utilizing different providers who use different methodologies for dividend reinvestment. All TSR numbers disclosed above are now based on the same reinvestment methodology.

(5)
Our Peer Group for TSR is the Dow Jones Containers & Packaging Index (DJCPI). The majority of Ball’s sales and earnings are generated from our global packaging business, and members of the DJCPI compete across similar markets and product categories for rigid packaging and secondary packaging. While short-term share price movements may not fully capture our progress in 2024, the foundation we are building, through growing volumes, robust cash flow, increasing EVA dollars and significant capital returns, positions us to drive sustained value for shareholders in the years ahead. Ball’s 1-year, 3-year and 5-year total shareholder returns are shown below, relative to both the DJCPI and the S&P 500.

(6)
2024 net income included the proceeds of the sale of our Aerospace business.

(7)
Our Company Selected Measure is EVA® as it is the lens used to measure business and strategic initiatives. There is a high correlation between our total executive compensation actually paid compared to our EVA® performance over the past three years. As mentioned under “Changes to Executive Compensation for 2025”, the company has made changes to the incentive programs for 2025 to ensure that our compensation plans are aligned to our strategy of simplifying sustainability for our customers by delivering scalable aluminum packaging solutions and to our ambition of achieving a $30 billion market capitalization by 2030. EVA® has served us well as our key incentive metric and will continue to play a role going forward. However, from 2025 we will use a broader set of incentive measures to support our new strategy.

BALL CORPORATION 2025 PROXY STATEMENT | 63

EXECUTIVE COMPENSATION

*
2024 Net Income includes the proceeds from the sale of our Aerospace business.

EQUITY COMPENSATION PLAN INFORMATION
The following table summarizes the shares of common stock which may be issued under Ball’s existing compensation plans, as of December 31, 2024.
Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (A)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights (B)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (A)) (C)
Equity compensation plans approved by security holders	8,912,604	$56.87	10,254,726
Equity compensation plans not approved by security holders	—	—	—
Total	8,912,604	$56.87	10,254,726
64 | WWW.BALL.COM/INVESTORS

STOCK OWNERSHIP INFORMATION
BENEFICIAL OWNERSHIP

The following table lists the beneficial ownership of Ball common stock by our directors, all individuals who served as either CEO or CFO during the last fiscal year, Ball’s three other highest paid executive officers during the last fiscal year and, as a group, all of such individuals and our other executive officers as of the close of business on February 20, 2025.
Title of Class	Name of Beneficial Owner	Shares Beneficially Owned(1)	Percent of Class(2)	Number of Shares Which Become Available or Subject to Options Exercisable or Which Become Exercisable Within 60 Days of February 20, 2025(3)	Deferred Share or Stock Unit Equivalent(4)	Restricted Stock Unit Shares or Units(5)
Common	John A. Bryant	15,535	*	—	5,705	13,634
Common	Carey S. Causey	72,622	*	50,531	2,177	14,426
Common	Michael J. Cave	21,813	*	—	13,613	36,198
Common	Aaron M. Erter	5	*	—	—	2,154
Common	Daniel W. Fisher	638,037(7)	*	433,505	28,014	118,545
Common	Dune E. Ives	5,356	*	—	3,996	4,061
Common	Ronald J. Lewis	212,159	*	152,987	13,916	41,249
Common	Hannah S. Lim-Johnson	12,030	*	—	2,177	19,757
Common	Pedro H. Mariani	10,744	*	—	—	64,206
Common	Cynthia A. Niekamp	17,830	*	—	—	29,522
Common	Todd A. Penegor	10,397	*	—	4,346	9,671
Common	Cathy D. Ross	16,407	*	—	16,407	17,387
Common	Betty J. Sapp	10,588	*	—	5,766	10,535
Common	Stuart A. Taylor II	233,185	*	—	9,525	181,034
Common	Howard H. Yu	25,544	*	10,094	2,740	53,606
Common	All of the above and present executive officers as a group (21)	1,619,179(8)	*	647,117	108,382	615,985

(1)
For individual beneficial owners, this represents sole voting and dispositive investment power, unless otherwise noted.

(2)
* Indicates less than 1% ownership.

(3)
Includes RSUs that may vest or options that may vest or be acquired upon exercise during the next 60 days.

(4)
These deferred shares or stock units are equivalent to an equal number of shares of common stock that have been deferred to the Ball Corporation Deferred Compensation Company Stock Plans, with no voting rights or dispositive investment power with respect to the underlying common stock prior to its issuance.

(5)
These Restricted Stock Shares or Restricted Stock Units have no voting rights or dispositive investment power.

(7)
Includes 13,085 shares owned by Mr. Fisher’s spouse, as to which he disclaims beneficial ownership.

(8)
Includes 13,085 shares to which beneficial ownership is disclaimed. In addition, no shares have been pledged as security.

DELINQUENT SECTION 16(a) REPORTS

To our knowledge, based solely upon a review of the copies of the forms furnished to us and/or written representations from certain reporting persons, we believe that all filing requirements under Section 16(a) applicable to officers and directors were met during the fiscal year ended December 31, 2024, aside from a transaction which resulted in a late filing due to administrative error: Ms. Glew’s transaction completed on June 10, 2024, was not reported until January 30, 2025.
BALL CORPORATION 2025 PROXY STATEMENT | 65

STOCK OWNERSHIP INFORMATION

VOTING SECURITIES AND PRINCIPAL SHAREHOLDERS

At the close of business on February 20, 2025, there were outstanding 282,378,872 shares of common stock. Each of the shares of common stock is entitled to one vote. Shareholders do not have cumulative voting rights with respect to the election of directors.
Based on Schedule 13-G filings with the “SEC”, the following table indicates the beneficial owners of more than 5% of Ball’s outstanding common stock as of December 31, 2024:
Name and Address of Beneficial Owner	Shares Beneficially Owned	Percent of Class
The Vanguard Group 100 Vanguard Boulevard Malvern, Pennsylvania 19355	35,587,833(1)	12.06
BlackRock, Inc. 55 East 52nd Street New York, New York 10055	22,543,154(2)	7.98
Parnassus Investments, LLC 1 Market Street San Francisco, CA 94105	18,830,140(3)	6.66
T. Rowe Price Associates, Inc. 100 East Pratt Street Baltimore, Maryland 21202	14,914,855(4)	5.28

(1)
No shares with sole power to vote or direct to vote.
363,926 shares with shared power to vote or direct to vote.
34,331,167 shares with sole power to dispose of or to direct the disposition of.
1,256,666 shares with shared power to dispose of or to direct the disposition of.

(2)
20,584,791 shares with sole voting power.
22,543,154 shares with sole dispositive power.
No shares with shared voting power and shared dispositive power.

(3)
18,830,140 shares with sole voting power.
18,830,140 shares with sole dispositive power.
No shares with shared voting power and shared dispositive power.

(4)
14,879,524 shares with sole voting power.
14,914,855 shares with sole dispositive power.
No shares with shared voting power.
No shares with shared dispositive power.

66 | WWW.BALL.COM/INVESTORS

AUDIT MATTERS
FEES PAID TO THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The following table represents fees for professional services rendered by PricewaterhouseCoopers LLP, Ball’s independent auditor, for 2024 and 2023.
The Audit Committee’s Charter requires management to submit for preapproval all audit, audit-related and non-audit-related services to be performed by the independent auditor. The Audit Committee reviews, on an annual basis all audit, audit-related, tax and all other fees paid by us to the independent auditor for services rendered in the immediately preceding two fiscal years. The Committee has considered the non-audit services provided during 2024 and 2023 by the independent auditor as disclosed below and determined the services were compatible with maintaining the auditor’s independence. The Committee believes the fees paid to the independent auditor in respect of the services were appropriate, necessary and cost-efficient in the management of Ball’s business and are compatible with maintaining the auditor’s independence. The Committee requires management and the independent auditor to confirm these findings as well. The Audit Committee preapproved all of the services that were provided by PricewaterhouseCoopers LLP in 2024 and 2023.

(In millions)	Fiscal 2024	Fiscal 2023
Audit Fees	$11.2	$11.5
Audit-Related Fees	0.9	0.7
Tax Fees	0.6	1.1
All Other Fees	—	—
Audit fees included the audit of Ball’s annual consolidated financial statements and internal control over financial reporting, reviews of quarterly reports, together with fees for statutory and subsidiary audits, SEC registration statements, comfort letters and consents.
Audit-related services consisted principally of consultations and due diligence reviews related to certain acquisitions and divestitures, agreed upon procedures reports, attestation reports on certain sustainability metrics. and consultations related to pending accounting pronouncements.
Tax fees consist principally of tax compliance matters related to tax audits, return preparation fees and fees for tax consultations.

BALL CORPORATION 2025 PROXY STATEMENT | 67

AUDIT MATTERS

REPORT OF THE AUDIT COMMITTEE

The Audit Committee of Ball’s Board consists of non- employee directors who are independent under the NYSE Listing Standards and SEC rules.
Management is responsible for monitoring Ball’s
■
accounting policies;

■
system of internal accounting controls over financial reporting;

■
disclosure controls and procedures; and

■
compliance with laws, regulations and applicable ethical business standards.

The independent auditor is responsible for performing an audit of our Consolidated Financial Statements in accordance with the standards of the Public Company Accounting Oversight Board (“PCAOB”) and issuing a report thereon as well as issuing an opinion on the effectiveness of our internal control over financial reporting.
The Committee’s responsibility is to monitor and oversee the internal controls over financial reporting and disclosure controls and procedures, and to engage and evaluate the independent auditor. Management has represented to the Committee that Ball’s financial statements for the year ended December 31, 2024, were prepared in accordance with U.S. GAAP, and the Committee has reviewed and discussed those financial statements with management and the independent auditor. The Committee has also discussed with the independent auditor the matters required to be discussed by the Statement of Auditing Standards, as amended, the PCAOB Auditing Standards and the NYSE Listing Standards. Ball’s independent auditor provided to the Committee on a quarterly basis the written disclosures and letter required by PCAOB Rule 3526, Communication with Audit Committees Concerning Independence. The Committee has discussed with the independent auditor that firm’s independence and that firm’s internal quality control procedures, peer reviews and any investigations or inquiries by governmental or professional authorities disclosed by the independent auditor.
Based upon the Committee’s review and discussion with management and the independent auditor, the representations of management and the disclosures and letter of the independent auditor (as required by PCAOB Rule 3526), the Committee recommended to the Board that the audited Consolidated Financial Statements in Ball’s Annual Report on Form 10-K, including management’s and the independent auditor’s opinion of Ball’s effectiveness of internal control over financial reporting as of December 31, 2024, be filed with the SEC.
The foregoing report has been furnished by the following members of the Audit Committee:
Cathy D. Ross
John A. Bryant
Michael J. Cave
Todd A. Penegor

68 | WWW.BALL.COM/INVESTORS

PROPOSALS TO BE VOTED ON AT THE ANNUAL MEETING
VOTING ITEM 1—ELECTION OF DIRECTORS

The Board has nominated John A. Bryant, Michael J. Cave, Aaron M. Erter, Daniel W. Fisher, Dune E. Ives, Cynthia A. Niekamp, Todd A. Penegor, Cathy D. Ross, Betty J. Sapp, Stuart A. Taylor, II to serve as directors until the 2026 Annual Meeting of Shareholders, or, in each case until his or her respective successor is elected and qualified.
Each of the nominees has consented to be named as a candidate in the Proxy Statement and has agreed to serve if elected. If, for any reason, any nominee becomes unavailable for election, the shares represented by proxies will be voted for any substitute nominee or nominees designated by the Board. The Board has no reason to believe that any of the nominees will be unable to serve.
Under Ball’s Amended Articles of Incorporation, as amended, in an uncontested election (which we expect at this Annual Meeting), directors are elected by a majority of the votes cast by the shares entitled to vote on the matter at a meeting at which a quorum is present. If a nominee receives more “against” than “for” votes, Ball’s Bylaws provide that the director must tender a resignation and the Nominating/Corporate Governance Committee must make a recommendation to the Board on whether to accept the resignation. The relevant provisions can be found in Ball’s Bylaws which are on our website at www.ball.com/investors.

The Board of Directors recommends a vote FOR the election of each director nominee named.
BALL CORPORATION 2025 PROXY STATEMENT | 69

PROPOSALS TO BE VOTED ON AT THE ANNUAL MEETING

VOTING ITEM 2—RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITOR

The Audit Committee of the Board of Directors has appointed PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025.
PricewaterhouseCoopers LLP has been retained as our external auditor continuously for many years. The members of the Audit Committee and the Board believe that the continued retention of PricewaterhouseCoopers LLP to serve as the independent external auditor is in the best interests of Ball and our investors.
We are asking our shareholders to ratify the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm. Although ratification is not required, the Board of Directors is submitting the selection of PricewaterhouseCoopers LLP to our shareholders for ratification as a matter of good corporate practice.
Representatives of PricewaterhouseCoopers LLP will attend the 2025 Annual Meeting of Shareholders and will have an opportunity to make a statement, if desired, and to respond to appropriate questions.
To approve the selection of auditors, at a meeting at which a quorum is present, more votes must be cast “for” the proposal than are cast “against” it.
In the event shareholders do not ratify the appointment, the appointment will be reconsidered by the Audit Committee. Even if the selection is ratified, the Audit Committee, in its discretion, may select a different registered independent public accounting firm at any time during the year if it determines that such a change would be in the best interests of Ball and our shareholders.

The Board of Directors recommends that shareholders vote FOR the ratification of the appointment of PricewaterhouseCoopers LLP as Ball’s independent registered public accounting firm for 2025.
70 | WWW.BALL.COM/INVESTORS

PROPOSALS TO BE VOTED ON AT THE ANNUAL MEETING

VOTING ITEM 3—ADVISORY (NON-BINDING) VOTE TO APPROVE COMPENSATION OF NEO’S

We are asking our shareholders to provide advisory approval of the compensation of our NEOs, as we have described it in the “Executive Compensation” section of this Proxy Statement. While this vote is advisory and is not binding on us, it will provide useful information to our management team and our Human Resources Committee, regarding our shareholders’ views about our executive compensation philosophy, policies and practices. The HR Committee will be able to consider these views when determining executive compensation for the future.
Our compensation program is designed to accomplish several goals: to foster a pay-for-performance and management-as-owners culture that aligns the interests of management with shareholders; to deliver on strategic objectives and results; to provide competitive and reasonable compensation opportunities; and to support recruitment and retention of key executives. We believe that offering several compensation elements that incorporate multiple absolute and relative performance metrics and measurement periods promotes our compensation goals. In aggregate, our approach ensures accountability to our shareholders.
To approve the compensation of our NEOs, at a meeting at which a quorum is present, more votes must be cast “for” the proposal than are cast “against” it.

VOTE REQUESTED
We believe the information we have provided above and within the “Executive Compensation Discussion and Analysis” section of this Proxy Statement demonstrates that our executive compensation program with respect to our NEOs is working to ensure that management’s interests are aligned with our shareholders’ interests to support long-term value creation. Accordingly, the Board of Directors recommends that shareholders approve the following advisory resolution, the results of which will be considered by the Board.
RESOLVED: That the shareholders of Ball Corporation hereby approve, on an advisory basis, the compensation of the individuals identified in the “Summary Compensation Table,” as disclosed in the Ball Corporation 2025 Proxy Statement pursuant to Item 402 of Regulation S-K which disclosure includes the “Executive Compensation Discussion and Analysis” section, the compensation tables and the accompanying footnotes and narratives within and following the “Executive Compensation Discussion and Analysis” section of such Proxy Statement.
The Board of Directors recommends a vote FOR the advisory (non-binding) vote approving compensation of the company’s named executive officers.
BALL CORPORATION 2025 PROXY STATEMENT | 71

PROPOSALS TO BE VOTED ON AT THE ANNUAL MEETING

VOTING ITEM 4—APPROVAL OF AN AMENDMENT TO THE ARTICLES OF INCORPORATION

Currently, our amended Articles of Incorporation (the “Articles”) states in Section A of Article IX that “The maximum number of directors shall be fifteen (15) and the minimum number shall be nine (9). The exact number may from time to time be specified by the Bylaws of the Corporation at not less than nine (9) nor more than fifteen (15). If the number of directors is not specified by the Bylaws, the number shall be twelve (12).”
After considering the advantages and disadvantages, the Board has determined that it is in the best interests of Ball and its shareholders to amend the Articles to delete the sentence “If the number of directors is not specified by the Bylaws, the number shall be twelve (12).” This default provision limits the Board’s ability to make adjustments to the Board size as needed for Board refreshment and transitional changes. The proposed amendment will not impact the number of directors that are permitted to serve on the Board. The range provided in Section 2.01 of the Articles (nine to fifteen directors) provides the flexibility needed to allow the Board to add directors that have the skills and experience best suited to meet the Company’s evolving needs while maintaining the continuity of experience that is important for effective oversight.
The affirmative vote of the holders of 75 percent of the outstanding shares of stock entitled to vote generally on the election of directors on the Record date is required to approve this Proposal.
The proposed amendment to the Articles would become effective upon the filing of a Certificate of Amendment with the Secretary of State of the State of Indiana, which we would file promptly following the Annual Meeting if our shareholders approve the amendment.

VOTE REQUESTED
We believe the amendment would provide the flexibility needed to maintain the size of the Board within the range of nine to fifteen directors as currently stated in the Articles while allowing the Board size to be adjusted through periods of transition and as the needs of the Board evolve. Accordingly, the Board of Directors recommends that shareholders approve the amendment to delete the following sentence from Section A of Article IX of the Articles:
“If the number of directors is not specified by the Bylaws, the number shall be twelve (12).”
The Board of Directors recommends a vote FOR the approval of the amendment to the Company’s Articles of Amendment to remove the default Board size provision.
72 | WWW.BALL.COM/INVESTORS

VOTING AND MEETING INFORMATION
ANNUAL MEETING

This year’s Annual Meeting will be held in a virtual and in-person format through a live webcast.
You may attend the Virtual Annual Meeting at www.virtualshareholdermeeting.com/BALL2025. To attend as a shareholder, you must enter the 16-digit control number found next to the label “Control Number” on your Notice of Internet Availability, proxy card, or Voting Information Form, or in the email sending the Proxy Statement to you. If you are a beneficial shareholder, you may contact the bank, broker or other institution where you hold your account if you have questions about obtaining your control number.
Questions may be submitted through www.virtualshareholdermeeting.com/BALL2025 either before (during check-in) or during the Annual Meeting. We encourage you to access the Annual Meeting before it begins. Online check-in will start approximately thirty minutes before the meeting on April 30, 2025.
Although the live webcast is available only to shareholders at the time of the meeting, a webcast replay will be available for a limited time after the meeting at www.virtualshareholdermeeting.com/BALL2025.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

Why am I receiving the Proxy Statement? You are receiving the Proxy Statement because you owned shares of Ball Corporation common stock on February 20, 2025, the record date, entitling you to vote at the Annual Meeting. The Board is soliciting your proxy to vote at the scheduled 2025 Annual Meeting or at any later meeting should the scheduled Annual Meeting be adjourned or postponed for any reason. Your proxy will authorize specified people (proxies)
to vote on your behalf at the Annual Meeting in accordance with your written instructions. Using a proxy enables you to vote even if you do not attend the Annual Meeting.
What will I be voting on? The matters that will be presented for a vote and the Board’s recommendations are shown below:

	Proposal				Management Proposals
1	Election of the ten director nominees to serve for a one-year term expiring at the annual meeting in 2026				FOR each nominee
	■ John A. Bryant	■ Michael J. Cave	■ Aaron M. Erter	■ Daniel W. Fisher
	■ Dune E. Ives	■ Cynthia A. Niekamp	■ Todd A. Penegor	■ Cathy D. Ross
	■ Betty J. Sapp	■ Stuart A. Taylor II
2	Ratification of the appointment of PricewaterhouseCoopers LLP as Ball’s independent registered public accounting firm for 2025				FOR
3	Approve, by non-binding advisory vote, the compensation of our named executive officers				FOR
4	Approve an amendment to the Corporation’s Articles of Incorporation to remove the default board size provision				FOR
Could other matters be decided at the Annual Meeting? We do not know of any other matters that will be raised at the Annual Meeting. The Chairman will allow presentation of a proposal or a nomination for the Board from the floor at the Annual Meeting only if the proposal or nomination was properly submitted. The proxies will have discretionary authority, to the extent permitted by law, to vote for or against other matters that may properly come before the Annual Meeting as those individuals deem advisable.
How many votes can I cast? Each share of Ball Corporation common stock is entitled to one vote on each of the directors to be elected and one vote on each other matter that is properly presented at the Annual Meeting.

BALL CORPORATION 2025 PROXY STATEMENT | 73

VOTING AND MEETING INFORMATION

How do I vote if I am a record holder? If you are a record holder of shares, that is, the shares are registered in your name and not the name of your broker or other nominee, we urge you to submit your proxy as soon as possible, so that your shares can be voted at the meeting in accordance with your instructions. You may submit your proxy by telephone or electronically as instructed on page 2 of the Proxy Statement and on your proxy card, or you can complete, sign, date and mail your proxy card if you request a paper copy of the proxy materials. You may also vote by attending the Annual Meeting or sending a personal representative to the Annual Meeting with an appropriate proxy. Unless you or a personal representative plan to attend and vote at the meeting, your vote must be received no later than 11:59 P.M. (EDT) on Tuesday, April 29, 2025.
How do I vote if I hold my shares under the Employee Stock Purchase Plan (“ESPP”) or the 401(k) Plan? Plan participants may vote their shares in the manner set forth above. However, shares held through the ESPP or the 401(k) Plan must be voted by 11:59 P.M. (EDT) on Sunday, April 27, 2025. The Trustee of the 401(k) Plan will vote the unvoted shares for each voting item in the same proportion as the voted shares for each item. The Administrator of the ESPP will vote the unvoted shares for that Plan in accordance with the Board of Directors’ recommendations.
How do I vote if I hold my shares in “street name” through a bank or broker? If you hold your shares as a beneficial owner through a bank, broker or other nominee, that entity will send you specific instructions. You must provide voting instructions to your bank, broker or other nominee by the deadline stated in the materials they provide to ensure your shares are voted in the way you would like. If you do not provide instructions to your bank, broker or other nominee, that entity will only be permitted to vote on the proposal to approve the appointment of independent auditors and the proposal to amend the Articles of Incorporation. Brokerage firms and other nominees that do not receive voting instructions from their clients on the proposal to elect directors or the proposal to approve our executive compensation may not vote on those items. This will result in so-called “broker non-votes”.
What is the effect of abstentions and broker non-votes? Broker non-votes and abstentions will be included in the calculation of the number of votes considered to be present at the meeting for purposes of determining a quorum, but will not be considered in determining the number of votes necessary for approval for an item, and will have no effect on the outcome of any vote.
How can I change my vote? Shareholders of record may revoke their proxies or change their votes in writing at any time prior to the meeting by sending written notice of revocation to the Corporate Secretary; by voting again by telephone or via the Internet; by voting in writing if they requested their materials in paper copy; or by voting at the virtual meeting. Simply attending the Annual Meeting will not revoke a proxy. If you hold shares in street name, you may change your vote by submitting new voting instructions to your bank, broker or other nominee or, if you have obtained a valid proxy from your broker or nominee giving you the right to vote your shares, by attending the meeting virtually and voting in person.

SHAREHOLDER PROPOSALS FOR 2026 ANNUAL MEETING

To be eligible for inclusion in our Proxy Statement for the 2026 Annual Meeting of Shareholders, shareholder proposals must be received in writing by the Corporate Secretary at Ball’s principal executive offices, 9200 W. 108th Circle, Westminster, CO 80021, by November 20, 2025.
If a shareholder desires to bring business before the 2026 Annual Meeting of Shareholders without submitting a proposal for inclusion in the Proxy Statement, we must receive written notice of the shareholder proposal, at our principal executive offices between December 31, 2025, and January 30, 2026, or the proposal may be considered untimely. The appointed proxies may exercise their discretionary authority to vote previously solicited proxies against any such proposal if it is raised at the 2026 Annual Meeting.

HOUSEHOLDING

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy the delivery requirements for Proxy Statements and annual reports with respect to two or more shareholders sharing the same address by delivering a single Proxy Statement addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for shareholders, cost savings for companies, and less waste.
A number of brokers may be householding our proxy materials. That means a single Proxy Statement and Annual

74 | WWW.BALL.COM/INVESTORS

VOTING AND MEETING INFORMATION

Report will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. If you receive notice from your broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you specifically request separate copies of these documents. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate Proxy Statement and Annual Report, please notify your broker to discontinue householding and direct your written request to receive a separate Proxy Statement and Annual Report to us at: Ball Corporation, Attention: Investor Relations, 9200 W. 108th Circle, Westminster, Colorado 80021 or call Investor Relations at 303-460-3537. Shareholders who currently receive multiple copies of the Proxy Statement and Annual Report at their address and would like to request householding of their communications should contact their broker.

SOLICITATION AND OTHER MATTERS

We will pay the cost of soliciting proxies. Georgeson Inc. has been retained to assist in the solicitation of proxies for a fee of $10,000. In addition to solicitations by mail, proxies also may be solicited personally, or by telephone or electronic means by some directors, officers and Ball employees, without additional compensation, as well as by employees of Georgeson Inc. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy material, Annual Report and other shareholder materials to the beneficial owners of common stock where those owners request such materials.
As of the date of this Proxy Statement, the Board has no knowledge of any matters to be presented for consideration at the Annual Meeting other than those referred to above. However, the individuals named in the accompanying proxy shall have authority to vote such proxy as to any other matters that properly come before the meeting and as to matters incidental to the conduct of the meeting, according to their discretion.
By Order of the Board of Directors, Hannah Lim-Johnson Corporate Secretary
March 20, 2025
Westminster, Colorado

BALL CORPORATION 2025 PROXY STATEMENT | 75

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111234567812345678123456781234567812345678123456781234567812345678NAMETHE COMPANY NAME INC. - COMMON 123,456,789,012.12345THE COMPANY NAME INC. - CLASS A 123,456,789,012.12345THE COMPANY NAME INC. - CLASS B 123,456,789,012.12345THE COMPANY NAME INC. - CLASS C 123,456,789,012.12345THE COMPANY NAME INC. - CLASS D 123,456,789,012.12345THE COMPANY NAME INC. - CLASS E 123,456,789,012.12345THE COMPANY NAME INC. - CLASS F 123,456,789,012.12345THE COMPANY NAME INC. - 401 K 123,456,789,012.12345→x02 0000000000JOB #1 OF 21 OF 2 PAGESHARESCUSIP #SEQUENCE #THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.KEEP THIS PORTION FOR YOUR RECORDSDETACH AND RETURN THIS PORTION ONLYTO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) DateCONTROL #SHARESSCAN TOVIEW MATERIALS & VOTE0 0 00 0 00 0 00 0 00 0 00 0 00 0 00 0 00 0 00 0 00 0 00 0 00 0 00000662101_1 R1.0.0.2BALL CORPORATIONATTN: HANNAH LIM-JOHNSON9200 W. 108TH CIRCLEWESTMINSTER, CO 80021Investor Address Line 1Investor Address Line 2Investor Address Line 3Investor Address Line 4Investor Address Line 5John Sample1234 ANYWHERE STREETANY CITY, ON A1A 1A1Investor Address Line 1Investor Address Line 2Investor Address Line 3Investor Address Line 4Investor Address Line 5John Sample1234 ANYWHERE STREETANY CITY, ON A1A 1A1VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery ofinformation. Vote by 11:59 P.M. ET on 04/29/2025 for shares held directly and by 11:59P.M. ET on 04/27/2025 for shares held in a Plan. Have your proxy card in hand whenyou access the web site and follow the instructions to obtain your records and to createan electronic voting instruction form.During The Meeting - Go to www.virtualshareholdermeeting.com/BALL2025You may attend the meeting via the Internet or in person and vote during the meeting.Have the information that is printed in the box marked by the arrow available and followthe instructions.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ETon 04/29/2025 for shares held directly and by 11:59 P.M. ET on 04/27/2025 for sharesheld in a Plan. Have your proxy card in hand when you call and then follow theinstructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope we haveprovided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood,NY 11717.The Board of Directors recommends you vote FOR the following:1. Election of DirectorsNomineesFor Against Abstain1a. John A. Bryant1b. Michael J. Cave1c. Aaron M. Erter1d. Daniel W. Fisher1e. Dune E. Ives1f. Cynthia A. Niekamp1g. Todd A. Penegor1h. Cathy D. Ross1i. Betty J. Sapp1j. Stuart A. Taylor IIThe Board of Directors recommends you vote FOR proposals 2, 3 and 4. For Against Abstain2. Ratification of the appointment of PricewaterhouseCoopers LLP as theindependent registered public accounting firm for the company for2025.3. Approve, by non-binding vote, the compensation paid to the namedexecutive officers.4. Approve, an amendment to the Corporation's Articles of Incorporationto remove the default Board size provision.NOTE: The proxies will have discretionary authority, to the extentpermitted by law, to act and vote upon such other matters that mayproperly come before the meeting or any adjournment or adjournmentsthereof.Please sign exactly as your name(s) appear(s) hereon. When signing asattorney, executor, administrator, or other fiduciary, please give fulltitle as such. Joint owners should each sign personally. All holders mustsign. If a corporation or partnership, please sign in full corporate orpartnership name by authorized officer.

0000662101_2 R1.0.0.2Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Notice and Proxy Statement, Combined Annual Report and Form 10-K are available at www.proxyvote.comBALL CORPORATIONAnnual Meeting of ShareholdersApril 30, 2025This proxy is solicited by the Board of DirectorsThe shareholder(s) hereby appoint(s) Daniel W. Fisher and Stuart A. Taylor II, or any one of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them torepresent and to vote, as designated on the reverse side of this proxy, all of the shares of Common Stock of Ball Corporation that the shareholder(s) is/are entitled to vote at the AnnualMeeting of Shareholders to be held in person at 9200 W. 108th Circle, Westminster, CO 80021 and virtually at 8:00 A.M. MDT on April 30, 2025, at www.virtualshareholdermeeting.com/BALL2025, and any adjournment or postponement thereof.THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE SHAREHOLDERS. IF NO SUCH DIRECTIONS ARE MADE, THISPROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS IN ITEM 1 ANDFOR EACH PROPOSAL IN ITEMS 2, 3 AND 4.Continued and to be signed on reverse side